     As filed with the Securities and Exchange Commission on
                         March 29, 2002

                                       File No. ___________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-2
                (Check appropriate box or boxes)


 X  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

              Amendment No. ______


               Torrey Multi-Strategy Partners, LLC
       (Exact Name of Registrant as Specified in Charter)

     505 Park Avenue, Fifth Floor, New York, New York 10022
            (Address of Principal Executive Offices)

                         (212) 644-7800
                 (Registrant's Telephone Number)

                         James A. Torrey
                         505 Park Avenue
                           Fifth Floor
                    New York, New York 10022
                      (Name and Address of
                       Agent for Services)

                  Copies of Communications to:
                      Patricia A. Poglinco
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004


This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act and "qualified purchasers" within the meaning of Section

2(a)(51)(A) of the 1940 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

The information required to be included in this Registration
Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows the Cross Reference Sheet below.

    NO.    DESCRIPTION                           LOCATION

  PART A--INFORMATION REQUIRED IN A PROSPECTUS

  Item 1.  Outsider Front Cover                  Not Applicable

  Item 2.  Insider Front and Outside Back Cover  Not Applicable

  Item 3.  Fee Table and Synopsis                Summary of Terms

  Item 4.  Financial Highlights                  Not Applicable

  Item 5.  Plan of Distribution                  Not Applicable

  Item 6.  Selling Shareholders                  Not Applicable

  Item 7.  Use of Proceeds                       Not Applicable

  Item 8.  General Description of the Registrant Summary of
                                                 Terms;
                                                 Investment
                                                 Program

  Item 9.  Management                            The Managers;
                                                 The Advisor

  Item 10. Capital Stock, Long-Term Debt and     Capital Accounts
           Other Securities                      and Allocations;
                                                 Tax Aspects

  Item 11. Defaults and Arrears on Senior        Not Applicable
           Securities

  Item 12. Legal Proceedings                     Not Applicable

  Item 13. Table of Contents of the Statement    Not Applicable
           of Additional Information







                                3





PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
INFORMATION

  Item 14. Cover Page                            Cover Page

  Item 15. Table of Contents                     Table of
                                                 Contents

  Item 16. General Information and History       Not Applicable

  Item 17. Investment Objective and Policies     Investment
                                                 Program; Types
                                                 of Investments
                                                 and Related Risk
                                                 Factors;
                                                 Investment
                                                 Restrictions;
                                                 Additional Risk
                                                 Factors Relating
                                                 to the Funds'
                                                 Structure

  Item 18. Management                            The Managers;
                                                 Conflicts of
                                                 Interest

  Item 19. Control Persons and Principal Holders The Advisor of Securities

  Item 20. Investment Advisory and Other         The Advisor;
           Services                              Fees and
                                                 Expenses

  Item 21. Brokerage Allocation and Other        Conflicts of
           Practices                             Interest

  Item 22. Tax Status                            Tax Aspects

  Item 23. Financial Statements                  Not Applicable



PART C--OTHER INFORMATION

Information required to be included in this Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

               TORREY U.S. STRATEGY PARTNERS, LLC
               TORREY MULTI-STRATEGY PARTNERS, LLC
           TORREY INTERNATIONAL STRATEGY PARTNERS, LLC




         Private Investment Limited Liability Companies

       Registered Under the Investment Company Act of 1940





                  PRIVATE PLACEMENT MEMORANDUM

                            May 2002







               Prudential Securities Incorporated
                         Placement Agent

                     TORREY ASSOCIATES, LLC

                ---------------------------------

               TORREY U.S. STRATEGY PARTNERS, LLC

               TORREY MULTI-STRATEGY PARTNERS, LLC

           TORREY INTERNATIONAL STRATEGY PARTNERS, LLC

                ---------------------------------

                  PRIVATE PLACEMENT MEMORANDUM

                ---------------------------------


TORREY U.S. STRATEGY PARTNERS, LLC, TORREY MULTI-STRATEGY PARTNERS, LLC and TORREY INTERNATIONAL STRATEGY PARTNERS, LLC (each, a "Fund" and collectively, the "Funds") are private investment limited liability companies registered under the Investment Company Act of 1940 as closed-end, non-diversified, management investment companies. The Funds are multi-manager funds that seek to achieve capital appreciation over the long-term by allocating their assets among a select group of investment managers with special expertise investing in a variety of investment strategies and techniques.

Units in the Funds are not registered or approved for sale in any jurisdiction. The Funds are not offering units in the Funds for sale in any jurisdiction where such offer or sale is not permitted. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Private Placement Memorandum. Any representation to the contrary is a criminal offense.

UNITS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED BY, OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED. THE NET ASSET VALUE OF THE FUNDS WILL FLUCTUATE.

This Private Placement Memorandum provides information that you should know before investing in the Funds. You should read this Private Placement Memorandum carefully and retain it for future reference.

                            May, 2002

    THE UNITS OF TORREY U.S. STRATEGY PARTNERS, LLC, TORREY MULTI-STRATEGY PARTNERS, LLC AND TORREY INTERNATIONAL STRATEGY PARTNERS, LLC WHICH ARE DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERINGS CONTEMPLATED BY THIS PRIVATE PLACEMENT MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

    THIS PRIVATE PLACEMENT MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF UNITS OF THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUNDS THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM.

    THIS PRIVATE PLACEMENT MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE UNITS OF THE FUNDS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

    PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUNDS FOR SUCH INVESTOR.

    IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND(S) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF EACH FUND, THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS

SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL
RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ATTENTION RESIDENTS OF GEORGIA:

    THESE UNITS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH
(13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF
1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION
WHICH IS EXEMPT UNDER SUCH ACT OF PURSUANT TO AN EFFECTIVE
REGISTRATION UNDER SUCH ACT.

                        TABLE OF CONTENTS

                                                             PAGE

Summary Of Terms............................................. 1
Glossary Of Selected Terms...................................11
The Funds....................................................13
Structure....................................................13
Investment Program...........................................14
Types Of Investments And Related Risk Factors................19
Investment Restrictions......................................27
Additional Risk Factors  Relating To The Funds' Structure....28
The Managers.................................................30
The Advisor..................................................33
Conflicts Of Interest........................................36
Fees And Expenses............................................39
Capital Accounts And Allocations.............................42
Subscription For Units.......................................45
Repurchases And Transfers Of Units...........................48
Tax Aspects..................................................51
Erisa Considerations.........................................59
Summary Of Limited Liability Company Agreements..............61

                        SUMMARY OF TERMS

    The following summary is qualified entirely by the detailed information appearing elsewhere in this Private Placement Memorandum and by the terms and conditions of each Fund's Limited Liability Company Agreement (the "Limited Liability Company Agreement"), each of which should be read carefully by each investor and retained for future reference.

The Funds                    Torrey U.S. Strategy Partners, LLC,
                             Torrey Multi-Strategy Partners, LLC
                             and Torrey International Strategy
                             Partners, LLC  (each, a "Fund" and
                             collectively, the "Funds") are
                             private investment limited liability
                             companies, organized under the laws
                             of the State of Delaware and
                             registered under the Investment
                             Company Act of 1940, as amended (the
                             "1940 Act"), as closed-end,
                             non-diversified, management
                             investment companies.

Investment Objectives        Torrey U.S. Strategy Partners, LLC
                             seeks to achieve long-term capital
                             appreciation by investing primarily
                             in U.S. securities and financial
                             markets.

                             Torrey Multi-Strategy Partners, LLC
                             seeks to achieve consistent absolute
                             returns with low correlation to
                             financial markets primarily through
                             the use of various relative value
                             and arbitrage strategies.  "Absolute
                             returns" refer to a broad class of
                             investment strategies that are
                             managed without reference to the
                             performance of equity, debt and
                             other markets.

                             Torrey International Strategy
                             Partners, LLC seeks to achieve
                             long-term capital appreciation by
                             investing primarily in non-U.S.
                             securities and financial markets.

Multi-Manager
  Investment Program         Each Fund seeks to achieve its
                             objective by allocating its assets
                             among a professionally selected
                             group of investment vehicles which
                             employ a variety of investment
                             techniques and strategies and are
                             managed by highly skilled portfolio
                             managers (the "Portfolio Managers").
                             By allocating its assets among a
                             number of Portfolio Managers, each
                             Fund seeks to achieve its investment
                             objective with less risk and lower
                             volatility than if the Fund utilized
                             a single manager approach.

Advisor Torrey Associates, LLC (the "Advisor") selects the Portfolio Managers and allocates the assets of the Funds among them from time to time based upon an evaluation of each Portfolio Manager.

                             The Advisor is registered as an
                             investment adviser with the
                             Securities and Exchange Commission
                             and is also registered as a
                             commodity pool operator with the
                             CFTC.  As of March 29, 2002, the
                             Advisor had approximately $400
                             million in assets under management.

Management                   The power to manage and control the
                             business affairs of each Fund is
                             vested in a Board of Managers (each,
                             a "Manager" and together, the
                             "Board" of each Fund), including the
                             exclusive authority to oversee and
                             to establish policies regarding the
                             management, conduct and operation of
                             the business of each Fund.

Selection of Portfolio
  Managers                   The Advisor considers a wide range
                             of factors in evaluating each
                             Portfolio Manager, including:

                             -- past investment performance
                                during various market conditions
                             -- investment strategies and
                                processes used
                             -- structure of portfolios and risk
                                management procedures
                             -- correlation of results with other
                                Portfolio Managers

                             -- reputation, experience and
                                training of key personnel
                             -- personal investment by principals
                                of the Portfolio Manager in the
                                investment program
                             -- compensation and expense
                                structures
                             -- assets under management and
                                number of clients

                             The Funds currently intend to invest
                             their assets primarily in
                             unregistered investment partnerships
                             (also referred to as "hedge funds"),
                             that have investors other than the
                             Funds, and in other registered
                             investment companies (collectively,
                             the "Portfolio Funds").  In
                             particular, Torrey U.S. Strategy
                             Partners, LLC and Torrey
                             International Strategy Partners, LLC
                             will invest their assets in
                             Portfolio Funds and with Portfolio
                             Managers that generally pursue
                             investment strategies consisting
                             largely of long/short equity
                             positions.  The Funds also may
                             invest a portion of their assets
                             directly pursuant to investment
                             advisory agreements, granting
                             Portfolio Managers discretionary
                             investment authority on a managed
                             account basis.  In addition, the
                             Funds may invest in a special
                             purpose investment vehicle created
                             for a Portfolio Manager in which the
                             Portfolio Manager serves as general
                             partner and a Fund is the sole
                             limited partner.  (Portfolio
                             Managers for which such an
                             investment vehicle is formed, and
                             Portfolio Managers who manage assets
                             directly on a managed account basis,
                             are collectively referred to as
                             "Sub-Advisors".)  The Funds may
                             invest directly in liquid
                             investments, including securities,
                             futures, forward contracts, money
                             market instruments and other liquid
                             assets under the management of the
                             Advisor, pending allocation or
                             reallocation of investments to
                             Portfolio Funds or in order to
                             ensure that sufficient cash is
                             available for repurchases of limited
                             liability company interests in the
                             Funds ("Units").

                             The Advisor monitors the performance
                             of each Portfolio Manager.  The
                             Advisor may reallocate the assets of
                             each Fund among that Fund's
                             Portfolio Managers, terminate
                             existing Portfolio Managers and
                             select additional Portfolio Managers
                             at its discretion.

Investment Strategies Used
  by Portfolio Managers      The Portfolio Managers may invest
                             and trade in a wide range of
                             securities, financial instruments
                             and markets in accordance with the
                             investment objective of each Fund.
                             These securities, instruments and
                             markets may include, but are not
                             limited to, domestic and foreign
                             equity securities and equity-related
                             instruments, including options and
                             warrants, and fixed income and other
                             debt-related instruments.  Portfolio
                             Managers will not be limited in the
                             markets (either by location or type,
                             such as large capitalization, small
                             capitalization or non-U.S. markets)
                             in which they invest or the
                             investment disciplines that they may
                             employ (such as value or growth or
                             bottom-up or top-down analysis).

                             Each Portfolio Manager may use
                             various investment techniques for
                             hedging and non-hedging (i.e.,
                             speculative) purposes.  For example,
                             each Portfolio Manager may sell
                             securities short and purchase and
                             sell options and futures contracts
                             and engage in other derivative
                             transactions, subject to certain
                             limitations described elsewhere in
                             this Private Placement Memorandum.
                             Each Portfolio Manager may use
                             leverage, which also entails risk.

                             As unregistered private investment
                             funds, the Portfolio Funds may
                             engage in more aggressive investment
                             strategies, involving greater risk,
                             than typical mutual funds.

Subscription for Units       To subscribe for Units of the Funds,
                             an investor must complete and
                             execute the Subscription Agreement,
                             which includes representations made
                             by the investor as to the investor's
                             eligibility and suitability to
                             subscribe and a power of attorney in
                             favor of the Board and the Advisor.
                             Both initial and additional
                             subscriptions for Units by eligible
                             investors may be accepted at such
                             times as the Board may determine,
                             subject to the receipt of cleared
                             funds on or before the acceptance
                             date set by the Board.  The Funds
                             reserve the right to reject any
                             subscription for Units for any
                             reason in their sole discretion.

Minimum Investment           Generally, the minimum initial
                             investment in a Fund is $100,000;
                             however, if an investor invests an
                             aggregate of $100,000 in two or more
                             of the Funds at the same time, the
                             minimum initial investment in a
                             particular Fund is $25,000.  The
                             minimum additional investment in a
                             Fund is $25, 000.  For employees or
                             directors of the Advisor and its
                             affiliates, and members of their
                             immediate families, and, in the sole
                             discretion of the Board, other
                             investors, the minimum initial
                             investment in a Fund is $25,000. The
                             Funds may suspend subscriptions for
                             Units at any time.

                             Each Unit represents a capital
                             commitment of $100 at the initial
                             closing.  Units will be issued at
                             their net asset value per Unit at
                             subsequent closings.

Eligible Investors           Only investors who are "eligible
                             investors" as defined herein and in
                             the Funds' subscription documents
                             may purchase Units.  Among other
                             required qualifications, each
                             prospective investor will be
                             required to certify as to its status
                             as an "accredited investor" as
                             defined in Regulation D under the
                             Securities Act, and that such
                             investor (and certain of the owners
                             of equity in such investor, in
                             certain instances) (i) at the time
                             of subscription, has a net worth of
                             more than $1.5 million, or (ii)
                             immediately after the time of the
                             subscription, has at least $750,000
                             under the discretionary investment
                             management of the Advisor and its
                             affiliates, or (iii) at the time of
                             subscription, is a "qualified
                             purchaser" as defined in Section
                             2(a)(51)(A) of the 1940 Act (a
                             "Qualified Purchaser").  Eligible
                             investors may invest in the Funds
                             through an Individual Retirement
                             Account (IRA).  The Funds do not
                             accept subscriptions from, or for
                             the benefit of, charitable remainder
                             trusts.  The Board of each Fund
                             reserves the right to reject
                             subscriptions, in whole or in part,
                             in its absolute discretion.

Closing Date                 The Board of each Fund, in its sole
                             discretion, will determine the
                             initial closing date of such Fund.
                             Subsequent closings are expected to
                             occur monthly.

Term                         Each Fund's term is perpetual unless
                             the Fund is otherwise dissolved
                             under the terms of its Limited
                             Liability Company Agreement.

Placement Agent              Prudential Securities Incorporated
                             (the "Placement Agent") acts as the
                             Placement Agent for the Funds.  The
                             Placement Agent may retain one or
                             more sub-placement agents to assist
                             in the placement of Units.  The
                             Advisor will make quarterly payments
                             from its own resources to the

                             Placement Agent for its services in
                             connection with the placement of
                             Units.

Sales Charges                The Placement Agent receives a
                             front-end sales charge in an amount
                             up to 3% of the gross investment by
                             each investor in a Fund.  The
                             specific amount of the sales charge
                             is dependent upon the size of each
                             individual investment, as set forth
                             below:

                                Amount of                  Front-End
                                Investment                 Sales Charge
                                ----------                 ------------

                                up to $499,999                 3.0%
                                $500,000 - $999,999            2.5%
                                $1 million to
                                  less than $2 million         2.0%
                                $2 million to less than
                                  $5 million                   1.0%
                                $5 million and over              0%

                             Sales charges may be adjusted or
                             waived at the sole discretion of the
                             Placement Agent and will be waived
                             for employees of the Placement Agent
                             and certain related persons.  The
                             sales charge is added to a
                             prospective investor's subscription
                             amount and does not constitute part
                             of a Member's capital contribution
                             to the Fund or part of the assets of
                             the Fund.

Fees and Expenses

  Management Fee             Each Fund pays the Advisor a
                             quarterly management fee at the
                             annual rate of 2% of the Fund's net
                             assets (the "Management Fee").  The
                             Management Fee is payable quarterly
                             in arrears within 10 business days
                             after the end of the relevant
                             quarter, calculated on the basis of
                             net asset value as of the end of
                             such quarter.

Investor Servicing Fee       Each Fund pays the Placement Agent a
                             quarterly investor servicing fee at
                             the annual rate of 0.15% of the
                             Fund's average net assets during the
                             relevant quarter.  The investor
                             servicing fee may be reduced or
                             waived for certain investors in the
                             sole discretion of the Placement
                             Agent.

Administrative Fee           Clark & Mulligan Fund Services, LLC
                             (the "Administrator") performs
                             certain administrative, accounting
                             and investor services for the Funds
                             and Portfolio Funds managed by
                             Sub-Advisors, if any.  In
                             consideration for these services,
                             each of the Funds pays the
                             Administrator an annual fee of
                             between 0.20% and 0.25% of the
                             average net assets of the Fund,
                             subject to a minimum monthly fee,
                             and will reimburse the Administrator
                             for certain of the Administrator's
                             expenses.

Operating Expenses           Each Fund bears all expenses
                             incurred in its business, including,
                             but not limited to: all costs and
                             expenses related to portfolio
                             transactions and positions for the
                             Fund's account (including the fees
                             and pro rata share of the expenses
                             of the Portfolio Funds and Portfolio
                             Managers); establishment of any
                             Portfolio Funds managed by
                             Sub-Advisors; legal fees; accounting
                             fees; operational and compliance
                             support fees and expenses; costs of
                             insurance; organizational and
                             registration expenses; offering
                             costs; and expenses of meetings of
                             Managers and Members.

Portfolio Fund Expenses      The Portfolio Funds bear all
                             expenses incurred in the business of
                             the Portfolio Funds, which are
                             similar to those expenses incurred
                             by the Funds in the business of the
                             Funds.  Each Portfolio Manager
                             generally charges the Fund whose
                             assets it manages an asset-based fee
                             and some or all of the Portfolio
                             Managers receive performance-based
                             fees or allocations.  The asset-
                             based fees of the Portfolio Managers
                             are expected generally to range from
                             1% to 2% of net assets each year and
                             the performance-based fees or
                             allocations of the Portfolio
                             Managers are expected generally to
                             range from 15% to 20% of net profits
                             (including unrealized gains) each
                             year.

Borrowing by the Funds       Subject to the Limited Liability
                             Company Agreement of each Fund and
                             provisions of applicable law, each
                             Fund reserves the right to arrange
                             for a line or lines of credit and to
                             make borrowings thereunder as may be
                             deemed necessary by the Board in its
                             sole discretion for the management
                             of the Fund's business activities.

Future Interests             Each Fund reserves the right to
                             issue additional classes of units in
                             the future subject to fees, charges,
                             redemption rights, and other
                             characteristics different from those
                             of the Units offered in this Private
                             Placement Memorandum.

Transfers                    A Member may not redeem, transfer,
                             sell, assign, pledge or otherwise
                             dispose of or encumber all or part
                             of its Units, other than by
                             operation of law pursuant to the
                             death, bankruptcy, insolvency or
                             dissolution of a Member, or with the
                             prior written consent of the Board,
                             which consent may be withheld in its
                             sole and absolute discretion, except
                             that the Board will generally not
                             withhold its consent to a transfer
                             of Units to a beneficiary of the
                             Member's estate or to a trust or
                             partnership established by the
                             Limited Partner for estate planning
                             purposes.  No Member has the right
                             to require any Fund to redeem the
                             Member's Units.  The Fund may redeem
                             all or any portion of a Member's
                             Units at any time and for any
                             reason, in the Board's sole and
                             absolute discretion.

Repurchases                  Each Fund from time to time may
                             offer to repurchase Units pursuant
                             to written tenders by Members.
                             These repurchases will be made at
                             such times and on such terms as may
                             be determined by the Board.  In
                             determining whether the Funds should
                             repurchase Units from Members
                             pursuant to written tenders, the
                             Managers will consider the
                             recommendation of the Advisor.  The
                             Advisor expects that it will
                             generally recommend to the Managers
                             that each Fund offer to repurchase
                             Units from Members two times each
                             year, in June and December
                             (commencing June 30, 2003).  When a
                             Fund does determine to offer to
                             repurchase Units, it is expected
                             that notice of such offer will be
                             provided to Members of the Fund not
                             less than 45 days prior to the date
                             of such repurchase, and that Members
                             wishing to accept such offer will be
                             required to accept such offer not
                             less than 15 days prior to the date
                             of such repurchase.  A Fund may also
                             repurchase Units if the Board
                             determines that it would be in the
                             best interests of the Fund.  See
                             "Repurchases and Transfers--No Right
                             of Redemption" and "--Repurchases of
                             Units."  The Limited Liability
                             Company Agreement of each Fund
                             provides that the Fund shall be
                             dissolved if the Units held by any
                             Member that has submitted a written
                             request, in accordance with the
                             terms of the Limited Liability
                             Company Agreement, to tender all of
                             the Units held by such Member for
                             repurchase by the Fund has not been
                             repurchased within a period of two
                             years of such request.

Risk Factors                 The Funds' investment programs are
                             speculative and involve substantial
                             risks, some of which are discussed
                             below.  No assurance can be given
                             that the Funds' investment
                             objectives will be achieved.

                             Multi-Manager Funds:  The
                             performance of each Fund will depend
                             on the ability of the Advisor to
                             select Portfolio Managers and
                             Portfolio Funds, and on the success
                             of the Portfolio Managers in
                             managing the assets of each Fund
                             allocated to them.

                             Investments Outside the United
                             States:  Investments by Torrey
                             Multi-Strategy Partners, LLC and
                             Torrey International Strategy
                             Partners, LLC, in foreign financial
                             markets, including markets in
                             developing countries, present
                             political, regulatory and economic
                             risks which are significant and
                             which may differ in kind and degree
                             from the risks presented by
                             investments in the United States.
                             These may include changes in foreign
                             currency exchange rates or controls,
                             greater price volatility,
                             differences in accounting standards
                             and policies, and in the type and
                             nature of disclosures required to be
                             provided by foreign issuers,
                             substantially less liquidity,
                             controls on foreign investment, and
                             limitations on repatriation of
                             invested capital.  The exposure of
                             these Funds to developing country
                             financial markets may involve
                             greater risk than investment in a
                             portfolio investing only in
                             developed country financial markets.

                             Aggressive Investment Strategies:
                             Each Portfolio Manager may use
                             investment strategies that involve
                             greater risks than the strategies
                             used by typical mutual funds,
                             including short sales (which involve
                             the risk of an unlimited increase in
                             the market price of the security
                             sold short, which could result in a
                             theoretically unlimited loss),
                             leverage and derivative
                             transactions.  Although many of the
                             Portfolio Managers use hedged
                             strategies, there is no assurance
                             that hedged strategies will protect
                             against losses or perform better
                             than unhedged strategies, and some
                             Portfolio Managers may use long-only
                             or short-only strategies.  The
                             absolute return strategies employed
                             by Torrey Multi-Strategy Partners,
                             LLC generally will emphasize hedged
                             positions rather than unhedged
                             positions in securities and
                             derivatives in an effort to protect
                             against losses due to general
                             movements in market prices; however,
                             no assurance can be given that such
                             hedging will be successful or that
                             consistent absolute returns will be
                             achieved.

                             Limited Diversification:  Although
                             each Fund seeks to diversify risk by
                             allocating assets among different
                             Portfolio Managers, each Fund is a
                             non-diversified investment company.
                             There are no percentage limitations
                             on the portion of the assets of each
                             Fund that may be invested in the
                             securities of any one issuer.
                             However, each Fund will generally
                             adhere to a general policy of
                             investing not more than 20%
                             (measured at the time of investment
                             and valued at cost) of its assets in
                             any one Portfolio Fund or with any
                             one Portfolio Manager.  In the event
                             a Fund inadvertently exceeds such
                             20% threshold, the Fund will reduce
                             its investment as soon as is
                             reasonably practicable in order to
                             fall below the threshold.  As a
                             result, the investment portfolio of
                             each Fund may be subject to greater
                             risk and volatility than if
                             investments had been made in the
                             securities of a broader range of
                             issuers.

                             Fees:  The Funds incur advisory fees
                             to the Portfolio Managers in
                             addition to the Management Fee (as
                             hereinafter defined) payable to the
                             Advisor.  Each Portfolio Manager
                             generally will receive both a fixed
                             management fee and a performance-
                             based fee or allocation.  Such
                             arrangements may create incentives
                             for Portfolio Managers to engage in
                             riskier transactions on behalf of
                             the Funds than would otherwise be
                             the case if such performance-based
                             compensation were not paid.  Each
                             Fund may incur performance-based
                             fees or allocations to some
                             Portfolio Managers even though the
                             performance of other Portfolio
                             Managers or the Fund as a whole in a
                             given year is negative.  By
                             investing in Portfolio Funds
                             indirectly through a Fund, the
                             investor bears a proportionate share
                             of the fees and expenses of the Fund
                             and, indirectly, similar expenses of
                             the Portfolio Funds.  Investors
                             could avoid the additional level of
                             fees at the Fund level by investing
                             directly with the Portfolio Funds,
                             although in many cases access to
                             these Portfolio Funds may be limited
                             or unavailable.

                             Limited Liquidity:  Units are not
                             traded on any securities exchange or
                             other market and are subject to
                             substantial restrictions on
                             transfer.  The Funds may offer to
                             repurchase a portion of the
                             outstanding Units from time to time,
                             but are not required to do so.

                             No Registration of Portfolio Funds:
                             The Portfolio Funds generally are
                             not registered as investment
                             companies under the 1940 Act and,
                             therefore, the Funds are not
                             entitled to all of the protections
                             of the 1940 Act with respect to the
                             Portfolio Funds.

                             Portfolio Fund Limitations:  The
                             Advisor is not able to control or
                             continuously monitor the activities
                             of the Portfolio Funds.  Portfolio
                             Funds may restrict redemptions of
                             their interests under certain
                             circumstances.  Since the Funds may
                             make additional investments in
                             Portfolio Funds only at certain
                             times pursuant to limitations set
                             forth in the partnership agreements
                             or other documents governing the
                             Portfolio Funds, the Funds from time
                             to time may have to invest some of
                             their assets temporarily in money
                             market securities.

Conflicts of Interest        The investment activities of the
                             Advisor, the Portfolio Managers and
                             their affiliates for their own
                             accounts and the other accounts they
                             manage may give rise to conflicts of
                             interest which may disadvantage the
                             Funds.  The Funds' operations may
                             give rise to other conflicts of
                             interest.  See "Conflicts of
                             Interest."

Summary of Taxation          Each Fund should be treated as a
                             partnership and not as an
                             association taxable as a corporation
                             for U.S. Federal income tax
                             purposes.  Accordingly, the Funds
                             should not be subject to Federal
                             income tax, and each Member of a
                             Fund will be required to report on
                             its own annual tax return its
                             distributive share of the Fund's
                             taxable income or loss.  For the
                             Funds to complete their tax
                             reporting requirements, they must
                             receive information on a timely
                             basis from the Portfolio Managers.
                             Although the Funds will attempt to
                             collect this information in a timely
                             manner, a Portfolio Manager's delay
                             in providing this information will
                             delay a Fund's preparation and
                             distribution of tax information to
                             investors, which is likely to cause
                             Members of the Fund to seek
                             extensions on the time to file their
                             tax returns.  The Funds do not
                             expect to be able to provide
                             estimates of each Member's taxable
                             income before the due date for
                             filing extensions and paying
                             estimated taxes.  Members are
                             encouraged to consult their tax
                             adviser concerning how such delayed
                             reporting may affect them.

ERISA Plans and Other
  Tax-Exempt Entities        Investors subject to the Employee
                             Retirement Income Security Act of
                             1974, as amended ("ERISA"), and
                             other tax-exempt entities including
                             employee benefit plans, Individual
                             Retirement Accounts and 401(k) and
                             Keogh Plans (each a "tax-exempt"
                             entity) may purchase Units.  The
                             assets of each Fund should not be
                             considered to be "plan assets" for
                             purposes of ERISA's fiduciary
                             responsibility and prohibited
                             transaction rules or similar
                             provisions of the Internal Revenue
                             Code of 1986, as amended (the
                             "Code").  The Portfolio Managers use
                             leverage in connection with their
                             trading activities.  Therefore, a
                             Member that is a tax-exempt entity
                             may incur income tax liability with
                             respect to its share of the net
                             profits from such leveraged
                             transactions to the extent they are
                             treated as giving rise to "unrelated
                             business taxable income" ("UBTI").
                             The Funds will provide to Members
                             that are tax-exempt entities such
                             accounting information as such
                             Members require to report their UBTI
                             for income tax purposes.  Charitable
                             remainder trusts may not invest in
                             the Funds as they will not be exempt
                             from federal income tax for any year
                             in which such trust has UBTI.
                             Investment in the Funds by
                             tax-exempt entities requires special
                             consideration.  Other investment
                             vehicles managed or sponsored by the
                             Advisor (including companion
                             investment vehicles organized in
                             non-U.S. jurisdictions that pursue
                             investment objectives similar to
                             those of the Funds) may be more
                             appropriate for investment by tax-
                             exempt entities.  Trustees or
                             administrators of tax-exempt
                             entities are urged to review
                             carefully the matters discussed in
                             this Private Placement Memorandum.

Reports to Members           Each Fund will furnish to its
                             Members as soon as practicable after
                             the end of each taxable year such
                             information as is necessary for
                             Members to complete Federal and
                             state income tax or information
                             returns, along with any other tax
                             information required by law. Insofar
                             as the Funds will invest in
                             Portfolio Funds, their respective
                             ability to provide timely tax
                             information to the Members is
                             dependent upon each Fund's receipt
                             of timely information from the
                             Portfolio Funds in which it invests.
                             Accordingly, it is likely that the
                             Funds may be late in providing
                             Schedules K-1 to Members and Members
                             should be prepared to file for
                             extensions with the relevant federal
                             and state taxing authorities.

                             Each Fund also will send to Members
                             semi-annual and annual reports,
                             including audited financial
                             statements in the annual report.
                             Each report generally will be
                             provided within 60 days after the
                             close of the period for which the
                             report is being made, or as
                             otherwise required by the 1940 Act.
                             Quarterly reports from the Advisor
                             regarding the operations of each
                             Fund during each quarter also will
                             be sent to Members.

----------------------------------------------------------------
                   GLOSSARY OF SELECTED TERMS
----------------------------------------------------------------

Securities Act -- the Securities Act of 1933 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1940 Act -- the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Advisor -- Torrey Associates, LLC.

Advisers Act -- the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Administrator -- Clark & Mulligan Fund Services, LLC.

Board -- with respect to each Fund, the several Managers of the Fund, as such group may be constituted from time to time.

Capital Account -- the capital account maintained for each Member in a Fund.

CFTC -- the U.S. Commodity Futures Trading Commission.

Code -- the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Custodian -- [                    ].

Managers -- the persons granted the authority to control the management of a Fund pursuant to the Fund's Limited Liability
Company Agreement.

ERISA -- the U.S. Employee Retirement Income Security Act of
1974, as amended.

Fund -- each of Torrey U.S. Strategy Partners, LLC, Torrey Multi-
Strategy Partners, LLC and Torrey International Strategy
Partners, LLC.

Independent Manager -- a Manager of a Fund who is not an "interested person" as defined in the 1940 Act.

IRS -- the U.S. Internal Revenue Service.

Limited Liability Company Agreement -- the Limited Liability
Company Agreement of each Fund.

Management Fee -- the monthly management fee payable to the Advisor.

Member -- an investor in a Fund.

Multi-Manager -- an investment strategy involving the allocation of assets among several investment managers using different investment styles.

Placement Agent -- Prudential Securities Incorporated.

Portfolio Fund -- an investment partnership or fund (sometimes referred to as a "hedge fund") in which a Fund invests a portion of its assets.

Portfolio Manager -- an individual or entity responsible for managing a portion of the assets of a Fund, either directly or through a Fund's investment in a Portfolio Fund. The term
Portfolio Managers includes the Sub-Advisors.

Private Placement Memorandum -- this Private Placement Memorandum of Torrey U.S. Strategy Partners, LLC, Torrey Multi-Strategy
Partners, LLC and Torrey International Strategy Partners, LLC.

Qualified Purchaser -- a qualified purchaser as defined in
Section 2(a)(51)(A) of the 1940 Act.

Regulations -- the regulations adopted by the U.S. Department of Treasury under the Code.

SEC -- the U.S. Securities and Exchange Commission.

Sub-Advisor -- a Portfolio Manager responsible either (i) for directly managing a portion of the assets of a Fund in a managed account or (ii) for managing a special purpose investment vehicle, the general partner/manager of which is the Portfolio Manager and the sole limited partner/member of which is a Fund.

Torrey Client -- another client of the Advisor or one of its affiliates.

UBTI -- "unrelated business taxable income" as defined under the Code.

Unit -- a limited liability company interest in a Fund.

               TORREY U.S. STRATEGY PARTNERS, LLC
               TORREY MULTI-STRATEGY PARTNERS, LLC
           TORREY INTERNATIONAL STRATEGY PARTNERS, LLC

----------------------------------------------------------------
                            THE FUNDS
----------------------------------------------------------------

    Torrey U.S. Strategy Partners, LLC, Torrey Multi-Strategy Partners, LLC and Torrey International Strategy Partners, LLC (each, a "Fund" and collectively, the "Funds") are registered under the 1940 Act as closed-end, non-diversified, management investment companies. The Funds were formed as limited liability companies under the laws of Delaware on March 25, 2002, and have no operating history. The Funds' principal office is located at 505 Park Avenue, Fifth Floor, New York, New York 10022, and their telephone number is (212) 644-7800.

    The Advisor is responsible for selecting the Portfolio Managers to manage the investments of each Fund. Predecessor operating entities of the Advisor have been in the "fund of funds" business since 1990, although the Advisor was formally founded and started managing multi-manager investment portfolios in March, 1998.

----------------------------------------------------------------
                            STRUCTURE
----------------------------------------------------------------

    The Funds are specialized multi-manager private investment funds that combine many of the features of a private investment partnership with those of a registered closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The managers or advisers of these entities typically are compensated through asset-based fees and performance-based fees or allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees. The Funds are similar to private investment partnerships in that their investment portfolios may be actively managed and Units will be sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, whose capital accounts will be subject to asset-based fees.

----------------------------------------------------------------
                       INVESTMENT PROGRAM
----------------------------------------------------------------

    The Funds are multi-manager funds which seek to achieve their objectives by deploying their assets primarily among a professionally selected group of investment vehicles which employ a variety of investment techniques and strategies and are managed by highly skilled Portfolio Managers who have particular expertise with respect to various investment strategies and techniques. By allocating its assets among a number of Portfolio Managers, each Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager approach. The investment objective and strategies of each Fund are summarized below:

    -- TORREY U.S. STRATEGY PARTNERS, LLC: This Fund's investment objective is to achieve long-term capital appreciation by investing primarily in U.S. securities and financial markets. This Fund allocates its assets primarily among Portfolio Managers utilizing a variety of long/short equity strategies that combine long positions in undervalued U.S. common stocks and short positions in overvalued U.S. common stocks. This Fund uses Portfolio Managers employing a wide range of investment strategies, that may include investments in options, futures and other financial derivatives, distressed securities, and emerging markets, in addition to investment strategies emphasizing more traditional investments such as stocks and bonds.

    -- TORREY MULTI-STRATEGY PARTNERS, LLC: This Fund's investment objective is to achieve consistent absolute returns with low correlation to financial markets. "Absolute returns" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. This Fund expects to employ a variety of relative value and arbitrage strategies, including merger arbitrage, convertible bond arbitrage, capital structure arbitrage, beta and dollar neutral long/short equity investing and event-driven investment opportunity investing. Geographic and strategic diversification will be used in an effort to minimize the impact of periods of stress and market dislocation.

    -- TORREY INTERNATIONAL STRATEGY PARTNERS, LLC: This Fund's investment objective is to achieve long-term capital appreciation by investing primarily in non-U.S. securities and financial markets. This Fund does not seek to emphasize any particular country, region, industry or sector, but seeks to allocate its assets among a diverse group of Portfolio Managers using different investment strategies whose performance is not expected to be correlated with each other. This Fund allocates its assets primarily among Portfolio Managers utilizing a variety of long/short equity strategies that combine long positions in undervalued non-U.S. common stocks and short positions in overvalued non-U.S. common stocks. This Fund uses Portfolio Managers employing a wide range of investment strategies, that may include investments in options, futures and other financial derivatives, distressed securities, and emerging markets, in addition to investment strategies emphasizing more traditional investments such as stocks and bonds.

    The Portfolio Managers selected to manage assets for a Fund may use a wide range of investment strategies, including those described below. Portfolio Managers may also use different investment strategies not listed below, or they may combine different elements of different strategies listed below.

    -- Hedge Strategies - Investment in stocks, bonds or other financial instruments while simultaneously using short sales, futures, options or other instruments in an effort to mitigate the potential adverse effects of general movements in market prices. Hedge strategies include long-short or beta and dollar neutral strategies, which seek to develop a balanced portfolio of both long and short positions in stocks or other instruments.

    -- Directional Strategies - Investing in stocks, bonds or other financial instruments in an effort to take advantage of anticipated trends in general market prices or prices of specific investments. Directional strategies may emphasize long term investments or short term trading, and include:

         -- long-only strategies - purchasing securities without hedging market risks.

         -- market timing - buying and selling securities based upon anticipated general movements in market prices.

         -- value investing - investing in companies based on views as to the value of their underlying assets.

         -- growth investing - investing in companies based upon views as to their potential future earnings.

         -- sector investing - investing in specific industries or sectors of the economy.

         -- global investments - investing in international financial markets.

         -- macro investments - investing based upon views as to global macroeconomic trends.

         -- emerging markets - investing in developing countries.

         -- high yield - often called 'junk bonds,' this sub-sector refers to investing in low-grade fixed income securities of companies that show significant upside potential.

         -- distressed securities - fund managers invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and attract investment when managers perceive a turn-around will materialize.

         -- short selling - selling borrowed securities in anticipation of decreases in the market prices of the securities borrowed.

         -- event-driven - these strategies can best be defined as equity-oriented investing designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.:

         -- risk arbitrage/merger arbitrage - specialists invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs are typically long the stock of the company being acquired and short the stock of the acquirer. The principal risk is that the deal will fail to close.

         -- capital structure arbitrage - valuation disparities between different classes of financial instruments in a capital structure. These instruments include bank paper, common equity, preferred equity, and all classes of debt (convertible, senior and junior subordinated). This category also includes spin-offs (companies that are in the process of splitting into two or more distinct corporate entities with separately traded securities) and holding company arbitrage (spread between the value of a holding company and one or more of its subsidiaries).

    -- Relative Value or Arbitrage Strategies - Investing in long and short positions in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such instruments. Relative value and arbitrage strategies include:

         --   pairs trading - long and short positions in
         securities of different companies in the same industry.

         --   convertible arbitrage - hedged investing in the
         convertible securities of a company. A typical position would be long the convertible bond and short the common stock of the same company. Positions are designed to generate profits from the fixed income security as well as the short sale of the stock, while protecting principal from market moves, offsetting long and short positions in convertible bonds or preferred stocks and the underlying common stocks into which they are convertible.

         --   fixed income or interest rate arbitrage - the
         fixed-income arbitrageur aims to profit from price anomalies between related interest rate securities.
         Most managers trade globally, with a goal of generating steady returns with low volatility. This category includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage, and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

    -- equity market neutral - This strategy is designed to exploit equity market inefficiencies and generally involves being simultaneously long and short matched equity portfolios of the same size, usually in the same market. Market neutral portfolios are designed to be either beta or dollar neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures.

    The Advisor selects Portfolio Managers for each Fund and allocates the assets of each Fund among its respective Portfolio
Managers. The Advisor reviews a wide range of factors in evaluating each Portfolio Manager, including, but not limited to:

    -- past investment performance during various market conditions

    --   investment strategies and processes used

    --   structures of portfolios and risk management procedures

    --   correlation of results with other Portfolio Managers

    --   reputation, experience and training of key personnel

    --   personal investment by principals of the Portfolio
         Manager in the investment program

    --   compensation and expense structures

    --   assets under management and number of clients

    As part of its due diligence process, the Advisor conducts a comprehensive review of each Portfolio Manager, its investment process and organization. The Advisor conducts on-site interviews of the Portfolio Manager's personnel as well as interviews with third party references and industry sources.

    Portfolio Managers generally are granted complete discretion over the investment of the assets allocated to them, and conduct their investment programs through Portfolio Funds. The Funds currently intend to invest their assets primarily in Portfolio Funds, which may include both unregistered private investment partnerships and registered mutual funds, and entities organized in either the United States or other countries. The Funds also may invest their assets directly pursuant to investment advisory agreements, granting Portfolio Managers discretionary investment authority to invest a portion of the assets of a specific Fund on a managed account basis. The Funds may also create a special purpose investment vehicle for a Portfolio Manager in which the Portfolio Manager serves as general partner and a Fund is the sole limited partner.

    The Advisor may cause the Funds to invest a portion of their assets directly in liquid assets in a portfolio managed by the Advisor, which portfolio may include stocks, bonds, futures contracts, currency forward contracts, money market instruments and other liquid assets. Such direct investments may comprise a significant percentage of each Fund's assets during the early operational stage of each Fund, while the Advisor is determining the optimal allocation of assets among Portfolio Managers, or if a Fund receives proceeds from subscriptions for Units at a time when the Fund is unable to invest in desired Portfolio Funds.

    Under ordinary circumstances, the Advisor generally expects to allocate the assets of each Fund among 10 to 20 Portfolio Managers at any given time. However, during the early stage of operations of a Fund, or if a Fund does not raise a threshold level of assets, it may not be possible for various reasons to allocate the assets of the Fund among all of the Portfolio Managers selected by the Advisor.

    The Advisor will allocate not more than 20% of any Fund's assets (measured at the time of investment and valued at cost) to any Portfolio Fund that is not advised by a Sub-Advisor. A Fund may purchase non-voting securities of a Portfolio Fund that is not advised by a Sub-Advisor. However, the Funds do not intend to acquire a sufficient percentage of the voting or nonvoting securities or economic interests in any Portfolio Fund not advised by a Sub-Advisor to cause the Funds to control the Portfolio Fund as a practical matter. Subject to these limitations, a Fund may invest a majority of its assets in non-voting securities of the Portfolio Funds.

    The Advisor evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the investment objective of the relevant Fund and whether its investment performance is satisfactory. The Advisor may reallocate a Fund's assets among Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that the selection of a new Sub-Advisor requires approval of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities, unless such Fund receives an exemption from certain provisions of the 1940 Act.

    Unregistered investment funds, such as the Portfolio Funds, typically provide greater flexibility than traditional registered investment companies, or "mutual funds", in the types of securities they may own, the types of trading strategies they may employ, and, in some cases, the amount of leverage they may use. The Portfolio Managers selected by the Advisor may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, including options and warrants, and fixed income and other debt-related instruments. Portfolio Managers whose investment strategies are generally consistent with the investment objectives of a Fund will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets, as the case may be) in which they invest or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

    Each Portfolio Manager may use various investment techniques for hedging and non-hedging (i.e., speculative) purposes. For example, each Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations. The use of these techniques may be an integral part of their investment programs, and involves certain risks to the Funds. Each Portfolio Manager may use leverage, which also entails risk.

    Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Funds also may invest in these instruments.

    Additional information about the types of investments that are expected to be made by the Portfolio Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Funds' investment policies and restrictions are not fundamental and may be changed without a vote of the Members.

----------------------------------------------------------------
          TYPES OF INVESTMENTS AND RELATED RISK FACTORS
----------------------------------------------------------------

    All investments in securities and financial instruments risk the loss of capital. The value of each Fund's total net assets should be expected to fluctuate. Due to the types of investments and investment strategies to be used by Portfolio Managers, fluctuations in the net asset value of the Funds may be more volatile than is typical for most mutual funds.

    This section describes some of the investments and investment strategies likely to be used by Portfolio Managers and some of the related risks.

Risks of Investing in Global and Emerging Markets

    The performance of the Funds, particularly Torrey
International Strategy Partners, LLC, is subject to special risks relating to investments outside the United States, including fluctuations in foreign currency exchange rates and future economic and political developments in other countries.

    Foreign securities in which the Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of prices can be greater than in the United States. The Funds will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

    Custody services in certain non-U.S. jurisdictions remain undeveloped and, accordingly, there is a transaction and custody risk of dealing in certain non-U.S. jurisdictions. Given the undeveloped state of regulations on custodial activities and bankruptcy in certain non-U.S. jurisdictions, the ability of a Fund to recover assets held by a non-U.S. sub-custodian in the event of the sub-custodian's bankruptcy would be in doubt.

    To the extent that investment is made in emerging markets, the political, regulatory and economic risks inherent in investments in emerging markets' securities are significant and may differ in kind and degree from the risks presented by investments in the world's major securities markets. These may include greater price volatility, substantially less liquidity, controls on foreign investment and limitations on repatriation of invested capital.

Hedge Strategies

    The Portfolio Managers may engage in a wide range of investment and trading strategies described below. Many of these strategies are sometimes referred to as "hedge" or "arbitrage" strategies, because they use short sales, futures and other derivatives in an effort to mitigate losses due to general declines in international financial markets. However, there can be no assurances that the hedging and arbitrage strategies used by the Portfolio Managers will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. Furthermore, no assurance can be given that Portfolio Managers will employ hedging strategies with respect to all or any portion of a given

Portfolio Fund's assets or that such strategies can be employed for all investment or trading strategies.

Absolute Return Strategies

    Torrey Multi-Strategy Partners, LLC seeks to use Portfolio Managers which employ various absolute return strategies whose performance is not correlated with major market indices.
Although the use of such Portfolio Managers may mitigate losses in generally declining markets, there is no assurance that losses will be avoided. Investment strategies that have historically been uncorrelated or demonstrated low correlation to one another or to major world market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedge strategies may cease to function as anticipated, and there may be few or no buyers for certain assets. Liquidation of assets by Torrey Multi-Strategy Partners, LLC to pay redemptions, prevent losses or for other purposes in such circumstances may be difficult or impossible.

Equity Securities

    Each Portfolio Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Each Portfolio Manager also may invest in depositary receipts relating to foreign securities. See "Foreign Securities" below. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Each Portfolio Manager may invest in equity securities without restriction as to market capitalization, including securities issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Each Portfolio Manager may purchase securities in all available securities trading markets.

Fixed-Income Securities

    Each Portfolio Manager may invest in fixed-income securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer, and general market liquidity (i.e., market risk).

    Each Portfolio Manager may invest in both investment grade and non-investment grade debt securities, including high yield bonds and distressed securities. Non-investment grade debt securities are generally considered to be speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or experiencing other financial difficulties. The performance of investments in distressed securities may be adversely affected to a greater extent by specific economic developments affecting an issuer, or by a general economic downturn, than investment in securities of issuers not facing such difficulties.

Foreign Currency Transactions

    Each Portfolio Manager may engage in foreign currency transactions for a variety of purposes, including to fix, in U.S. dollars, the value of a security the Portfolio Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Manager already owns. Each Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

    Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Funds also may invest in these instruments. In addition, each Fund anticipates that a portion of its assets shall be kept in cash, money market securities or other liquid assets in order to enable the Funds to accommodate requests for repurchases by each Fund of its Units. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements.

Lack of Operating History

    Each Fund is a newly formed entity that does not have any operating history that investors can use to evaluate its investment performance. Certain Portfolio Funds may also be newly formed entities that have no operating histories. In such cases, the Advisor will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although the Advisor, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, a Fund's investment program should be evaluated on the basis that there can be no assurance that the Advisor's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, a Fund may not achieve its investment objective and a Fund's net asset value may decrease.

Non-Diversified Status

    The classification of each of the Funds as a "non-diversified" investment company means that the percentage of each Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund's assets may be invested in the securities of a limited number of issuers, some of which will be within the same industry, each Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

    The Funds do not expect to concentrate in any particular industry. The Fund may, however, invest in Portfolio Funds that concentrate their investments in one or more industries.

Borrowing and Leverage

    Subject to the Limited Liability Company Agreement of each Fund and provisions of applicable law, each Fund reserves the right to arrange for a line or lines of credit and to make such borrowings thereunder as may be deemed necessary by the Board in its sole discretion for the management of such Fund's business activities.

    The Portfolio Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves substantial risks. Although leverage will increase investment returns if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment returns if such Portfolio Fund fails to earn as much on such investments as it pays for the use of the funds. Using leverage, therefore, will magnify the volatility of the value of a Portfolio Fund's investment portfolio. If the Portfolio Manager's equity or debt instruments decline in value, the Portfolio Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the Portfolio Fund's assets pledged as collateral to compensate for the decline in value. In the event of a sudden, precipitous drop in a Portfolio Fund's assets, whether resulting from changes in market value or from redemptions, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs. The Portfolio Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.

    The 1940 Act limits the amount an investment company can borrow. The value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. This limit does not apply to Portfolio Funds that are not managed by Sub-Advisors and, therefore, the Funds' portfolios may be highly leveraged and the volatility of the price of their Units may be great. To obtain "leveraged" market exposure in certain investments and to increase overall return, a Portfolio Manager may purchase options and other instruments that do not constitute "indebtedness" for purposes of the 1940 Act limitations. These instruments nevertheless may involve significant economic leverage and, therefore, in some cases, may involve significant risks of loss.

Initial Public Offerings

    Each Portfolio Manager may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Short Sales

    A Portfolio Manager may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of the Portfolio Managers are overvalued. To effect a short sale, a Portfolio Manager will borrow a security from a brokerage firm, another intermediary or an institutional investor to make delivery to the buyer. The Portfolio Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the Portfolio Manager sold the security. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

Reverse Repurchase Agreements

    Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Portfolio Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Funds. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the investment portfolios of Portfolio Funds.

Special Investment Techniques

    Each Portfolio Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Portfolio Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

Derivatives

    The Portfolio Managers may invest in, or enter into, derivatives. These are financial instruments which derive their performance from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a Fund. The Funds could experience losses if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Portfolio Manager is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures

    The Portfolio Managers may invest in options and futures contracts. The Portfolio Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Funds bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position.

    The Portfolio Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price. A put option gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the writer of the put option at a specified price. A covered call option is a call option with respect to which a Portfolio Manager owns the underlying security. A covered put option is a put option with respect to which a Portfolio Manager has segregated cash or liquid securities to fulfill the obligation undertaken. The purchaser of a put or call option runs the risk of losing his entire investment in a relatively short period of time if the option is not exercised. The uncovered writer of a call option is subject to a risk of loss should the price of the underlying security increase, and the uncovered writer of a put option is subject to a risk of loss should the price of the underlying security decrease.

    Although none of the Funds will be a commodity pool, certain derivatives are subject to the rules of the Commodity Futures Trading Commission ("CFTC"). Some or all of the Portfolio Managers may invest in futures contracts and currency forward contracts, and options on such contracts, for hedging purposes or speculative purposes. However, the Funds may not invest directly in futures contracts and options on futures if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of each Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to each Fund's use of certain derivatives.

    The Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC. The Funds may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons

    No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

    The Portfolio Managers may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a Portfolio Manager to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poor's 500 Composite Stock Price Index, Nasdaq High Technology Index, or similar foreign indices. An interest rate future obligates a Portfolio Manager to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Manager to purchase or sell an amount of a specific currency at a future date at a specific price. Some or all of the Portfolio Managers may also purchase and sell call and put options on stock indexes.

Warrants

    Warrants are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements

    The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

    To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Funds could not invest directly, perhaps because of such vehicle's investment minimum or its unavailability for direct investment, a Fund may enter into swap agreements under which that Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

Lending Portfolio Securities

    The Portfolio Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. A

Fund might experience a loss if the institution with which the Portfolio Manager has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Manager.

Restricted and Illiquid Investments

    Although each Portfolio Manager invests primarily in publicly traded securities, the Funds and each Portfolio Manager may also invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. In no event will any of the Funds invest more that 10% of its assets (measured at the time of investment and valuing such investment at cost) in restricted securities (other than interests in the Portfolio Funds). Further, it is not anticipated that any of the Funds will allocate assets to a Portfolio Fund that invests more than 5-10% of its assets in restricted securities (although it should be noted that this cannot be directly controlled by the Funds).

    Where registration is required to sell a security, a Portfolio Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times.

    The Funds' investments in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Funds will typically have only limited rights to withdraw their respective investment in an unregistered Portfolio Fund. The illiquidity of these interests may adversely affect the Funds were they required to sell the interests at an inopportune time.

----------------------------------------------------------------
                     INVESTMENT RESTRICTION
----------------------------------------------------------------

    For purposes of the Funds' investment restrictions and to ensure compliance with the provisions of the 1940 Act, each Fund will look through any Portfolio Fund created specifically for investment by such Fund and managed by a Sub-Advisor, if any, to its underlying assets, but will not look through a Portfolio Fund which is not managed by a Sub-Advisor.

    The Funds have adopted the following investment restrictions as fundamental policies, which cannot be changed with respect to a given Fund without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. The Funds may not:

    -- Issue senior securities, except that, to the extent permitted by the 1940 Act, (a) the Sub-Advisors, if any are engaged, may borrow money to finance portfolio transactions and engage in other transactions involving the issuance by a Fund of "senior securities" representing indebtedness, and (b) a Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, such Fund's Units.

    -- Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

    -- Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Funds' investment policies or as otherwise permitted under the 1940 Act.

    -- Purchase, sell, hold or deal in real estate, except that the Funds may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

    -- Invest in commodities, except that the Funds may purchase and sell foreign currencies, commodity futures and forward contracts and related options.

    -- Invest more than 25% of the value of any Fund's total assets in the securities of issuers in any single industry. For purposes of this Investment Restriction, Portfolio Funds are not considered part of an industry. The Funds may invest in Portfolio Funds that concentrate their investments in one or more industries.

    Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as one of the Funds, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than

50% of the outstanding voting securities of such company, whichever is less.

    In addition to the foregoing investment restrictions, Torrey U.S. Strategy Partners, LLC will, under normal market circumstances, invest at least 80% of its net assets (which includes borrowings for investment purposes) in Portfolio Funds or with Portfolio Managers that invest primarily in U.S. securities and financial markets. This investment policy is a non-fundamental policy of Torrey U.S. Strategy Partners, LLC and may be changed by the Board. Torrey U.S. Strategy Partners, LLC will notify investors at least 60 days prior to any change in this investment policy.

    If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

----------------------------------------------------------------
                     ADDITIONAL RISK FACTORS
                RELATING TO THE FUNDS' STRUCTURE
----------------------------------------------------------------

Tax Risks

    Counsel to the Funds has rendered an opinion that each of the Funds will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Funds has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, a Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that a Fund should be treated as an association or publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

Liquidity Risks

    Units in the Funds are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Funds may offer to repurchase Units from time to time, a Member may not be able to dispose of Units in the Funds. The Advisor expects that it will generally recommend to the Managers that each Fund offer to repurchase Units from Members two times each year, in June and December. See "Repurchases and Transfers."

Valuation of Portfolio Funds

    The valuation of the Funds' investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Managers for such Portfolio Funds. Although the Advisor will review the valuation procedures used by all Portfolio Managers, the Advisor and Managers will not be able to confirm the accuracy of valuations provided by Portfolio Managers. In the event of an error in the determination of the value of an investment in a Portfolio Fund, the net asset value of a Fund may be inaccurate.

Distributions to Members and Payment of Tax Liability

    The Funds do not intend to make periodic distributions of net income or gains, if any, to Members. Whether or not distributions are made, each Member will be required each year to pay applicable Federal and state income taxes on its respective share of the taxable income of each Fund, and if insufficient distributions are made to pay such taxes, will have to pay such taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Managers.

    Investors will likely be required to request extensions of time to file their personal income tax returns. The Funds do not expect to be able to provide estimates of each Member's taxable income before the due date for filing extensions and paying estimated taxes. Members should consult their tax adviser concerning how such delayed reporting may affect them.

Special Risks of Multi-Manager Structure

    The Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Funds will not be able to avail themselves of the protections of the 1940 Act with respect to the Portfolio Funds.

    The Advisor will not be able to control or monitor the activities of the Portfolio Managers on a continuous basis. A Portfolio Manager may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor, and that involve risks under some market conditions that are not anticipated by the Advisor. Some Portfolio Managers may have limited operating histories.

    An investor who met the conditions imposed by the Portfolio Managers could invest directly with the Portfolio Managers, although in many cases access to these Portfolio Managers may be limited or unavailable. By investing in investment vehicles indirectly through the Funds, the investor bears asset-based fees and performance-based allocations at the Portfolio Fund level and an additional asset-based management fee at the Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the relevant Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Portfolio Funds.

    Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Funds generally. Accordingly, a Portfolio Manager with positive performance may receive compensation from a Fund, and thus indirectly from investors, even if that Fund's returns as a whole are negative.

    Investment decisions of the Portfolio Funds are made by the Portfolio Managers entirely independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, a Fund could incur indirectly transaction costs without accomplishing any net investment result.

    The Funds may elect to hold non-voting securities in Portfolio Funds, or they may waive the right to vote in respect of a Portfolio Fund. In such cases, the Funds will not be able to vote on matters that require the approval of the limited partners of the Portfolio Fund, including a matter that could adversely affect a Fund's investment. The Funds do not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund not advised by a Sub-Advisor to cause the Funds to control the Portfolio Fund as a practical matter.

    Since the Funds may make additional investments in the Portfolio Funds only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Funds, the Funds may be required from time to time to invest a significant portion of their assets in money market securities or other liquid assets pending investment in Portfolio Funds.

    Each Portfolio Fund is permitted to redeem its interests in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, that Fund may receive securities that are illiquid or difficult to value. Irrespective of any receipt of such illiquid securities by a Fund, payment for repurchases of Units by such Fund generally will be made in cash. Portfolio Funds may suspend redemptions or withdrawals under certain circumstances.

    For each Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Portfolio

Managers. A Portfolio Manager's delay in providing this information will delay the Funds' preparation of tax information to their investors, which will require investors in the Funds to seek extensions on the time to file their tax returns.

    A non-corporate investor's share of each Fund's investment expenses (including management and advisory fees at the Fund and Portfolio Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the non-corporate investor's alternative minimum tax liability.

    A Fund may agree to indemnify certain of the Portfolio Funds and Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Units.

----------------------------------------------------------------
                          THE MANAGERS
----------------------------------------------------------------

    The rights and powers to manage and control the business affairs of each Fund are vested in its Managers. Such powers include, without limitation, the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of that Fund's business. The Managers exercise the same powers, authority and responsibilities on behalf of a Fund as are customarily exercised by the directors of a registered investment company organized as a corporation.

    The Managers may contribute to the capital of the Funds and hold Units in the Funds. A majority of the Managers of each Fund are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Managers") and perform the same functions for each Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

    The Managers are initially the same for all three Funds. Brief biographical information regarding each Manager and executive officers is set forth below. Each Manager who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

                            Managers

                         Principal Occupation(s) During
                         Past Five Years and Directorships
Name, Address and Age    in Publicly Held Companies

[insert]                 [insert]

[insert]                 [insert]

James A. Torrey,* 54     Chairman and CEO of the Advisor since
505 Park Avenue          prior to 1997.
New York, NY 10022

                            Officers

                         Position Held    Principal Occupation(s)
Name, Address and Age    with Each Fund   During Past Five Years

James A. Torrey, 54      Chief Executive  Chairman and CEO of the
505 Park Avenue            Officer        Advisor since prior to
New York, NY 10022                        1997.


Ezra P. Mager, 60        President        President of the
505 Park Avenue                           Advisor since prior
New York, NY 10022                        to 1997.


Gretchen C. Piller, 38   Vice President   Managing Director and
505 Park Avenue                           Head of Research of the
New York, NY 10022                        Advisor since April
                                          2000; Vice President in
                                          Research at AIG Global
                                          Investment Group from
                                          October 1999 to April
                                          2000; Portfolio Manager
                                          at Croesus Capital
                                          Management from 1997 to
                                          1999.


William G. Mulligan, 33  Secretary        Co-CEO of Clark &
505 Park Avenue                           Mulligan Fund Services,
New York, NY 10022                        LLC since mid-2001;
                                          Chairman and CEO of
                                          Mulligan Management &
                                          Operations, LLC since
                                          January 2001; Attorney
                                          at Seward & Kissel LLP
                                          from 1995 to 2000.

Jeffrey D. Clark, 44     Treasurer        Co-CEO of Clark &
One Praesideo Place                       Mulligan Fund Services,
Suite 200                                 LLC since mid-2001; CEO
1590 West Park Circle                     of JD Clark & Co., Inc.
Pleasant View, UT 84414                   and Praesideo Asset
                                          Management, Inc. since
                                          prior to 1997.

    With respect to each of the Funds, a Manager's position in that capacity will terminate if such Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members.
The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the relevant Fund, the Advisor may manage and control such Fund, but must convene a meeting of Members within 60 days for the purpose of either electing new Managers or dissolving that Fund.

Compensation of Managers and Executive Officers; Ownership of
Securities by Managers

    Each Independent Manager of a Fund receives annual compensation from that Fund of $[______] per year plus $[______] (in the aggregate for all Funds) for each meeting of the Board of Managers attended ($[______] in the case of telephonic meetings). Each Manager is reimbursed by the Fund of which he or she is a Manager for travel expenses incurred in connection with attendance at Board of Managers meetings. The officers and interested Managers of the Fund do not receive any compensation from the Funds.

    The name, position(s) and information related to the expected compensation of each of the Independent Managers in the coming fiscal year are as follows.

                                  Pension or                       Total
                                  Retirement     Estimated     Compensation
    Name and                   Benefits Accrued   Annual     from the Fund and
Position(s) Held  Compensation    as Part of   Benefits upon the Fund Complex
 with each Fund  from each Fund  Fund Expenses  Retirement   Paid to Managers

[TO BE PROVIDED]

Set forth below are the aggregate holdings of the Funds' Managers in any of the Funds or in registered investment companies overseen by any Manager which are within the same family of investment companies as the Funds.
                                             Aggregate Dollar
                                              Range of Equity
                                             Securities in All
                                           Registered Investment
                  Dollar Range of Equity    Companies Overseen
Name of                Securities in       by Manager in Family
Manager               the Registrant      of Investment Companies

[TO BE PROVIDED]

----------------------------------------------------------------
                           THE ADVISOR
----------------------------------------------------------------

    The Advisor selects the Portfolio Managers and allocates the assets of the Funds among them. The Advisor evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the relevant Fund's investment objective and whether its investment performance is satisfactory. The Advisor may reallocate a specific Fund's assets among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that selection of a new Sub-Advisor requires approval of a majority (as defined in the 1940 Act) of that Fund's outstanding voting securities, unless that Fund receives an exemption from certain provisions of the 1940 Act. The Advisor performs its duties subject to any policies established by the Managers. The Advisor, which was formed as a Delaware limited liability company on March 1, 1998, is registered with the SEC as an investment adviser under the Advisers Act.

    The offices of the Advisor are located at 505 Park Avenue, Fifth Floor, New York, New York 10022, and its telephone number is 212-644-7800. The Advisor or its designee maintains each Fund's accounts, books and other documents required to be maintained under the 1940 Act at 505 Park Avenue, Fifth Floor, New York, New York 10022 or such other location as may be designated by the Funds.

    The following personnel of the Advisor will be primarily responsible for selecting Portfolio Managers and allocating each Fund's asset among the Portfolio Managers and Portfolio Funds.

    James A. Torrey is the Chairman and Chief Executive Officer of the Advisor and the President and Chief Executive Officer of Torrey Funds Management, Inc. The Advisor also serves as general partner to The Torrey Capital Fund, L.P., The Torrey Absolute Return Fund, L.P., The Torrey Asia Fund, L.P., The Torrey Resource & Value Fund, L.P., The Torrey Emerging Markets Fund, L.P., The Torrey Development Fund, L.P., and Peabody Global Partners, L.P. Additionally, the Advisor serves as investment manager to The Torrey Absolute Return Offshore Fund, Ltd., The Torrey Global Offshore Fund, Ltd., The Torrey Asia Offshore Fund, Ltd., The Torrey Biotech & Health Sciences Offshore Fund, Ltd., The Torrey Capital & Technology Offshore Fund, Ltd., The Torrey Europe Offshore Fund, Ltd., The Torrey Resource & Value Offshore Fund, Ltd., The Torrey Emerging Markets Offshore Fund, Ltd. and the Torrey Development Offshore Fund, Ltd. An affiliate of the Advisor, Torrey-Mager Associates, LLC, provides investment advice to Torrey U.S. Partners, L.P. and Torrey U.S. Partners (Offshore), Ltd. (which are private investment funds to which Prudential Securities serves as Placement Agent). Mr. Torrey has over 20 years of experience in the investment business advising wealthy individuals, corporations and other entities on investments. From 1976 through early 1996, Mr. Torrey held executive positions at Kidder, Peabody & Co., The First Boston Corporation, PaineWebber Incorporated and Alex. Brown & Sons.
Mr. Torrey was educated at the University of California at Berkeley.

    Ezra Pascal Mager is the President of the Advisor. From 1966 to 1982, Mr. Mager was a security analyst, first a Seiden & de Cuevas Incorporated and, beginning in 1983, at Furman Selz Mager Dietz & Birney Incorporated, a firm he helped found. From 1983 to 1990, he helped the firm create an investment banking department and was in charge of the automotive investment banking practice at Furman Selz. In December of 1990, after the sale of Furman Selz to Xerox, he joined '21' International Holdings, Inc. as a Managing Director and as Vice Chairman of United Auto Group Inc., a company formed to buy large retail automotive dealers.
In 1996 Mr. Mager became Vice Chairman of Cross Continent Auto Retailers, Inc., the first publicly traded auto dealership group in the U.S. and in 1997 he became Vice Chairman of First Team Auto, a company recently sold to Republic Industries. Mr. Mager is a graduate of Cornell University and the Harvard Business School. As a result of an inadvertent transaction, Mr. Mager was fined, in his individual capacity, and ordered to disgorge profits in an amount equal to $14,360.66 ($2,000 of which was a fine) by the NASD for a hot issue transaction made on his behalf in the Fall of 2001. In addition to his role at the Advisor, Mr. Mager is a registered representative of a broker-dealer solely to facilitate his joint ownership of a now defunct third party marketing firm. In essence, Mr. Mager received a small allocation of an IPO from his personal broker (without his broker realizing that he was a registered representative of a broker-dealer). This transaction was routinely reviewed by the NASD and found to be a violation of the NASD "Hot Issue Rule". As such,

Mr. Mager was censured by the NASD and ordered to pay the above-mentioned amount to the NASD.

    Gretchen C. Piller is a Managing Director of the Advisor. Ms. Piller has thirteen years of investment experience. Before joining the Advisor, she worked in the Alternative Investment Group at AIG focusing on their fund of funds activities. Prior to that, she worked as a Principal and Portfolio Manager at Croesus Capital Management, a hedge fund firm specializing in emerging markets. She began her career at Putnam Investments in the Global Fixed Income Department leaving as a Vice President and Portfolio Manager. Ms. Piller received her BA from Mount Holyoke College and her MBA from Boston University.

    Ricardo Cortez, President, Private Client Service at Torrey Associates, LLC (52) Mr. Cortez has over 20 years of investment experience. Before joining the Torrey Funds, Mr. Cortez was Vice President and Product Manager for the Global Multi-Manager Strategies group at Goldman Sachs. Prior to that, he spent 11 years at Prudential overseeing product development, communications, and sales for the IMS Division. Rick began his career with Merrill Lynch as a stock market analyst and was a portfolio manager and President of Liberty Capital Management. Mr. Cortez graduated BA cum laude from Queens College of the City University of New York and attended Columbia University in the Ph.D. program in mathematical logic. He is a member of the Board of Advisors of the Investment Management Consultants Association
(IMCA) and was awarded the CIMA (Certified Investment Management Analyst) designation in 1993.

    Eileen B. Spencer, Managing Director Chief Operations Officer
at Torrey Associates, LLC. (40)   Ms. Spencer began her
investment career in 1985 working for Mr. Torrey at Kidder Peabody & Co. She worked with him at The First Boston Corporation, Paine Webber Incorporated, and Alex. Brown & Sons. She is in charge of Human Resources, employee supervision, and all operational activities including money movements and fund
administration.   Ms. Spencer was educated at State University of
New York at Oswego.

    The authority of the Advisor to serve or act as investment adviser, and be responsible for the day-to-day management of the Funds, and payment of the Management Fee to the Advisor, as set forth in the Investment Advisory Agreement, was initially approved by the Managers, including each Independent Manager, and by vote of Members holding Units on ____________, 2002. The Investment Advisory Agreement and the authority of the Advisor to act as investment adviser and manage the affairs of the Funds will terminate with respect to a specific Fund under the following circumstances:

    1. if revoked by (A) vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or
(B) the Managers, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Advisor;

    2. at the election of the Advisor, with 60 days' prior written notice to the Managers of such Fund;

    3. if, after __________, 2003, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (A) the vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or
(B) the Managers and, in either case, approved by a majority of the Independent Managers by vote cast at a meeting called for such purpose;

    4. to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Advisor, its provision of investment advisory services to the Fund, the Limited Liability Company Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

    5. if the Advisor withdraws or is removed as the advisor of a Fund.

    The Advisor also may withdraw, or be removed by a Fund, as Advisor. If the Advisor gives notice to a Fund of its intention to withdraw, it will be required to remain as an Advisor for one year, or until such earlier date as a successor Advisor is approved by the Fund, if, in the opinion of counsel to the Fund, earlier withdrawal is likely to [cause the Fund to lose its partnership tax classification] or as otherwise required by the 1940 Act. At the request of the Fund, the Advisor will remain as the investment advisor of the Fund for a period of six months if the Fund has terminated the authority of the Advisor to act as investment adviser and manage its affairs, unless a successor advisor to the Advisor is earlier approved by the Fund.

Voting

    With respect to a Fund, each Member of the Fund has the right to cast a number of votes based on the value of such Member's capital account in the Fund at any meeting of Members called by the Managers or Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Managers, approval of the authority of the Advisor to act as investment adviser and manage the affairs of the Fund, and approval of the Fund's auditors. Except for the exercise of their voting privileges,

Members of a Fund are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

----------------------------------------------------------------
                      CONFLICTS OF INTEREST
----------------------------------------------------------------

The Advisor

    The Advisor and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Torrey Clients"). The Funds have no interest in these activities. In addition, the Advisor, its affiliates, and any of their respective officers, directors or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Funds will have no interest.

    The Advisor or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Torrey Client or for itself or its officers, directors, partners, members or employees, but not for a Fund.

    Situations may arise in which the Advisor, its affiliates or Torrey Clients have made investments which would have been suitable for investment by a Fund but, for various reasons, were not pursued by, or available to, such Fund.

    The investment activities of the Advisor, its affiliates and any of their respective officers, directors or employees may disadvantage a given Fund in certain situations, if among other reasons, the investment activities limit that Fund's ability to invest in an investment vehicle.

    The officers or employees of the Advisor are engaged in substantial activities other than on behalf of the Advisor and may have conflicts of interest in allocating their time and activity between the Advisor and Torrey Clients. The Advisor and its officers and employees will devote so much of their time to the affairs of the Advisor as in their judgment is necessary and appropriate.

    The Advisor, its affiliates or Torrey Clients may have an interest in an account managed by, or enter into relationships with, a Portfolio Manager or its affiliates on terms different than an interest in a Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Advisor may provide from time to time to one or more other managed accounts or to a Fund.

Allocation of Investment Opportunities by Portfolio Managers

    Each Portfolio Manager may manage accounts for other clients in addition to the account of a Fund or a Portfolio Fund, and will have complete discretion as to how to allocate investment opportunities among its managed accounts. A Portfolio Manager may cause its other managed accounts to commit a larger percentage of their assets to an investment opportunity than a Fund or a Portfolio Fund. Different accounts may have different investment objectives or liquidity needs, or be subject to different regulatory constraints or other considerations.

    Each Portfolio Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for a Fund or a Portfolio Fund.

    Except in accordance with applicable law, no Sub-Advisor is permitted to buy securities or other property from, or sell securities or other property to, a Fund or a Portfolio Fund managed by the Sub-Advisor. Similar restrictions may not apply to Portfolio Funds which are not managed by Sub-Advisors. Future investment activities of the Portfolio Managers and their affiliates, principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

Code of Ethics

    Each of the Funds, as well as the Advisor, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined under the Code of Ethics. All associated persons are prohibited from engaging in, or recommending, any securities transaction with respect to a Portfolio Fund and/or a Portfolio Manager which involves any actual or potential conflict of interest, or any abuse of an associated person's position of trust and responsibility.

    Associated persons are required to report all proposed personal securities transactions that involve investing in a Portfolio Fund or with a Portfolio Manager to a compliance officer at least 24 hours prior to making such proposed investment. All associated persons are prohibited from investing in a Portfolio Fund or with a Portfolio Manager, unless a compliance officer "preclears" such a transaction.

    Associated persons who are also deemed "investment personnel" are prohibited from: (i) recommending securities transactions involving a Portfolio Fund and/or a Portfolio Manager by any Fund without disclosing his or her interests in a Portfolio Fund or with a Portfolio Manager; (ii) divulging current and anticipated portfolio transactions with respect to any Fund to anyone unless it is properly within his or her duties to do so; and (iii) engaging in any securities transaction for his or her own benefit or the benefit of others, including a Fund, while in possession of material, non-public information concerning such securities. The Code of Ethics generally defines "investment personnel" as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an investment adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales. In addition, all investment personnel and investment related staff are required to pre-notify a compliance officer of any personal dealings in securities which they intend to effect with respect to personal interests in a Portfolio Fund or with a Portfolio Manager.

    The Code of Ethics provides for various penalties for violations, and any material violation of the Code of Ethics is reported to the Board of Managers of the relevant Fund. Each
Board of Managers also reviews the administration of the Code of Ethics on an annual basis.

    A copy of the Code of Ethics of the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Brokerage Allocation

    Each Portfolio Manager has complete discretion to select the broker-dealers for the execution of its portfolio investment transactions. In selecting broker-delears, Portfolio Managers may consider a wide range of factors, including seeking to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm.

    In selecting brokers or dealers to execute transactions, Portfolio Managers may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of a Portfolio Manager to negotiate "execution only" commission rates, and thus the investment vehicle managed by the Portfolio Manager may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, data bases and other technical and telecommunication services and equipment (including updates, improvements and repairs thereon) utilized in the investment management process. Research services obtained by the use of commissions arising from such investment vehicle's portfolio transactions may be used by the Portfolio Manager in its other investment activities. Portfolio Managers may also be paying for services other than research which are included in the commission rate. These other services obtained by the Portfolio Managers may include, without limitation, office space, facilities and equipment; administrative and accounting support; supplies and stationery; telephone lines, usage and equipment and other items which might otherwise be treated as an expense of the Portfolio Manager. To the extent a Portfolio Manager utilizes commissions to obtain items which would otherwise be an expense of the Portfolio Manager, such use of commissions in effect constitutes additional compensation to the Portfolio Manager. Certain of the foregoing commission arrangements are outside the parameters of
Section 28(e) of the Securities Exchange Act of 1934, as amended, which permits the use of commissions or "soft dollars" to obtain "research and execution" services. Finally, since commission rates are generally negotiable, selecting broker-dealers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

----------------------------------------------------------------
                        FEES AND EXPENSES
----------------------------------------------------------------

    The Advisor provides certain management and administrative services to the Funds, including, among other things, providing office space and other support services to the Funds. In consideration for the services of the Advisor, each of the Funds pays the Advisor a quarterly management fee at the annual rate of

2% of such Fund's net assets (the "Management Fee"). The Management Fee is due and payable quarterly in arrears within 10 days after the end of the relevant quarter. Net assets means the total value of all assets under management of a Fund, less all accrued debts, liabilities and obligations of that Fund, calculated before giving effect to any repurchases of Units. The Management Fee is computed based on the net assets of a Fund as of the end of business on the last business day of each quarter. The Management Fee is charged in each fiscal period to the capital accounts of all Members in proportion to their capital accounts at the beginning of such fiscal period.

    Each Fund pays the Placement Agent a quarterly investor servicing fee at the annual rate of 0.15% of the Fund's average net assets during the relevant quarter. The investor servicing fee may be reduced or waived for certain investors in the sole discretion of the Placement Agent.

    The Administrator performs certain administrative, accounting, operational, compliance, due diligence and investor services for the Funds and Portfolio Funds managed by Sub-Advisors, if any. The Administrator will also be responsible for performing due diligence searches on prospective Portfolio Managers (at the direction and under the supervision of the Advisor) and preparing formal reports on such searches for the Funds and the Advisor. In consideration for these services, each of the Funds pays the Administrator an annual fee of between 0.20% and 0.25% of the average net assets of the Fund, subject to a minimum monthly fee. Each Fund also reimburses the Administrator for out-of-pocket expenses.

    ___________ (the "Custodian") serves as the custodian for each Fund's assets and is compensated for those services at an annual rate based on each Fund's average net assets [subject to a minimum monthly fee.]

    The Placement Agent is entitled to receive a front-end sales charge in an amount up to 3% of the gross investment by each investor in each Fund. The specific amount of the sales charge is dependent upon the size of each individual investment, as set forth below:

                                                        Front-End
    Amount of Investment                             Sales Charge

    up to $499,999                                         3.0%
    $500,000 to less than $1 million                       2.5%
    $1 million to less than $2 million                     2.0%
    $2 million to less than $5 million                     1.0%
    $5 million and over                                      0%

    Sales charges may be adjusted or waived at the sole discretion of the Placement Agent, as the case may be, and are expected to be waived for employees of the Placement Agent and certain related persons. The sales charge will be added to each prospective investor's subscription amount, and will not constitute part of a Member's capital contribution to a Fund or part of the assets of the Fund.

    The Advisor will make quartlery payments from its own resources to the Placement Agent for its services in connection with the placement of Units. These payments will be based upon the then current net asset value of Fund assets raised from Placement Agent clients.

    The Funds will indemnify, to the extent permitted by law, the Placement Agent against any liability and expense to which it may be liable in connection with the offering of Units of the Funds in the absence of the Placement Agent's willful misfeasance, bad faith or gross negligence.

    Each Fund bears all expenses incurred in its business other than those specifically required to be borne by the Advisor.
Expenses to be borne by each Fund include, but are not limited to, the following:

    -- all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

    -- all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

    -- all costs and expenses associated with the organization of Portfolio Funds managed by Sub-Advisors, if any, and with the selection of Portfolio Managers, including due diligence and travel-related expenses;

    -- the costs and expenses of holding any meetings of any Members that are regularly scheduled, permitted or required to be held under the terms of the Limited Liability Company Agreement, the 1940 Act or other applicable law;

    -- fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

    -- the fees of custodians and other persons providing administrative, operational and compliance support services to the Fund;

    -- the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Advisor or the Managers of the Fund;

    -- all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

    -- all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

    -- all charges for equipment or services used for communications between a Fund and any custodian, or other agent engaged by the Fund; and

    -- such other types of expenses as may be approved from time to time by the Managers of a given Fund other than those required to be borne by the Advisor.

    The Advisor is reimbursed by each Fund for any of the above expenses that it pays on behalf of such Fund.

    The organizational and offering expenses of each Fund are estimated at $[______]. Each Fund also bears certain on-going offering costs associated with any periodic offers of Units. Organizational costs incurred to establish each Fund are expensed as incurred. Organizational costs are amortized over the first twelve months of operations of each Fund. Offering costs cannot be deducted for tax purposes by the offering Fund or its Members.

    Each Portfolio Fund bears all expenses incurred in its business, which are similar to those expenses incurred by the Funds. The Portfolio Managers generally charge an asset-based fee to, and receive performance-based fees or allocations from, the Portfolio Funds, which effectively reduce total distributions from the Portfolio Funds to the Funds.

----------------------------------------------------------------
                CAPITAL ACCOUNTS AND ALLOCATIONS
----------------------------------------------------------------

Capital Accounts

    Each Fund maintains a separate capital account for each Member, which has an opening balance equal to such Member's initial contribution to the capital of that Fund. Each Member's capital account is increased by the sum of the amount of cash and, in the sole discretion of the Advisor, the value of any securities constituting additional contributions by such Member to the capital of such Fund, plus any amounts credited to such Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by such Fund of the Units of such Member, plus the amount of any distributions to such Member which are not reinvested, plus any amounts debited against such Member's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Member below zero, that portion of any such debit is instead allocated to the capital account of the Advisor; any subsequent credits that would otherwise be allocable to the capital account of any such Member is instead allocated to the capital account of the Advisor in such amounts as are necessary to offset all previous debits attributable to such Member.

    Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of the fiscal year of a Fund, (2) the day preceding the date as of which a contribution to the capital of a Fund is made, (3) the day as of which a Fund repurchases any Unit of any Member, or (4) the day as of which any amount is credited to or debited from the capital account of any Members other than an amount to be credited to or debited from the capital accounts of all Member in accordance with their respective fund percentages. A fund percentage is determined for each Member as of the start of each fiscal period by dividing the balance of such Member's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Members as of such date.

Allocation of Net Profits and Net Losses

    Net profits or net losses of each Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members of the Fund as of the last day of each fiscal period in accordance with Members' respective fund percentages for such fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the relevant Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by such Fund of Units.

    Allocations for Federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.

Allocation of Withholding Taxes

    Withholding taxes or other tax obligations incurred by each Fund which are attributable to any Member are debited against the capital account of such Member as of the close of the fiscal period during which the Fund in question paid such obligation, and any amounts then or thereafter distributable to such Member are reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Member is required to pay to the relevant Fund as a contribution to the capital of that Fund, upon demand of that Fund, the amount of such excess.

Net Asset Valuation

    The net asset value of each Fund and of the Units are determined by or at the direction of the Managers as of the close of business at the end of any fiscal period in accordance with U.S. generally accepted accounting principles and the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Managers. The net asset value of each Fund equals the value of the assets of each Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of each Fund equals the net asset value of the Fund divided by the number of outstanding Units.

    The Funds value interests in Portfolio Funds not managed by the Sub-Advisors at fair value, which ordinarily will be the value determined by the Portfolio Manager for each Portfolio Fund in accordance with the policies established by the relevant Portfolio Fund. Although the Advisor and the Managers review the valuations provided by Portfolio Managers, the Advisor and the Managers will not be able in most cases to confirm the accuracy of valuations provided by Portfolio Managers, and do not expect to make any adjustments to the valuations provided by Portfolio Managers.

    To the extent Sub-Advisors are engaged to manage the assets of a Fund, the Fund will generally value the portfolio securities held by the Investments Funds managed by the Sub-Advisors as described below:

    Domestic exchange traded securities and securities included in the Nasdaq National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Managers.

    Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Managers monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Managers to represent fair value.

    All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of each Fund is determined. When such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Managers of such Fund.

    Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on a Fund's net assets if the judgments of the Managers or Portfolio Managers regarding appropriate valuations should prove incorrect. Also, Portfolio Managers may only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it may not be possible to determine the net asset value of the Funds more frequently.

----------------------------------------------------------------
                     SUBSCRIPTION FOR UNITS
----------------------------------------------------------------

Subscription Terms

    Both initial and additional subscriptions for Units in each of the Funds may be accepted from eligible investors (as described below) at such times as the Board may determine on the terms set forth below. Subscriptions for Units may be submitted to the Board or a Placement Agent. The Funds may, in the discretion of the Board, suspend the offering of Units at any time or permit subscriptions on a more frequent basis. The Funds reserve the right to reject any subscription, in whole or in part, for Units. As part of a continuous offering after the initial closing, initial subscriptions and additional capital contributions will generally be accepted monthly.

    Each Unit represents a capital commitment of $100 at the initial closing. After the initial closing, Units will be offered at their net asset value per Unit. Generally, the minimum initial investment in a Fund is $100,000; however, if an investor invests an aggregate of $100,000 in two or more funds at the same time, the minimum initial investment in any one of those Funds is $25,000. The minimum additional capital contribution in a Fund is $25,000 for each investor. For employees or directors of the Advisor and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, other investors, the minimum required initial contribution to the capital of a Fund is $25,000. The Funds may vary the investment minimums from time to time.

    The initial closing date for subscriptions of Units of the Funds is to be determined at the discretion of the Board of Managers. The maximum size of each Fund is not limited.

    Except as otherwise permitted by the Funds, initial and any additional contributions to the capital of a Fund by any Member will be payable in cash, and all contributions must be transmitted, through the Placement Agent or directly to the Fund, by such time and in such manner as is specified in the subscription documents of the Funds. Initial and additional contributions to the capital of a Fund will be payable in one installment and will be due prior to the proposed acceptance of the contribution. During the continuous offering after the initial closing, all initial and additional contributions to each Fund must be received and cleared prior to the subscription date, generally the first business day of the following month. In order to subscribe, investors must have the requisite amount of funds available in their accounts with the Placement Agent on the last business day of the month. If an investor's funds are not so available, the investor's subscription for Units will not be accepted for the current subscription date.

    Each new Member will be obligated to agree to be bound by all of the terms of the relevant Limited Liability Company Agreement. Each potential investor also will be obligated to represent and warrant in a subscription agreement, among other things, that such investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such Units.

Eligible Investors

    Each prospective investor will be required to certify that the Units subscribed for are being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act, and generally that such investor, as well as each of the investor's equity owners under certain circumstances, (i) at the time of subscription, has a net worth of more than $1.5 million, or (ii) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of the Advisor and its affiliates, (iii) at the time of subscription, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Members who subscribe for additional Units and transferees of Units may be required to represent that they meet the foregoing eligibility criteria at the time of the additional subscription. The Funds do not accept subscriptions from or for the benefit of charitable remainder trusts. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

Subscription Procedure

    Prospective investors may subscribe for Units by completing, executing and delivering to their Financial Advisor at the Placement Agent, the following:

    1. The Subscription Agreement, by which the prospective investor subscribes to purchase Units;

    2. The Member signature page (in the form contained in the Subscription Booklet) by which the prospective investor will execute and agree to be bound by the terms of the Limited Liability Company Agreement; and

    3. Payment of the subscription amount through their account at the relevant Placement Agent.

    In order to comply with U.S. and international laws and regulations aimed at the prevention of money laundering and/or anti-terrorism initiatives, the Funds will require verification of identity from all investors. Depending on the circumstances of each subscription, it may not be necessary to obtain full documentary evidence of identity.

    In addition, each investor that is an individual will be required to represent in the Subscription Agreement that, among other things, he is not a "Prohibited Person" as defined in the Subscription Agreements (essentially a person involved in money laundering or terrorist activities, including persons on certain lists maintained by U.S. Treasury Department's Office of Foreign Asset Control). Further, each investor that is an entity will be required to represent in the Subscription Agreements that, among other things, (i) it has carried out thorough due diligence to establish the identities of its beneficial owners, (ii) based on its due diligence it reasonably believes that no beneficial owner is a "Prohibited Person," (iii) it will maintain such due diligence information for at least five years from the date of its withdrawal from the Fund and (iv) it will make such information available to the Fund upon request.

    The Funds reserve the right to request such further information as it considers necessary to verify the identity of an investor. In the event of delay or failure by the prospective investor to produce any information required for verification purposes, the Funds may refuse to accept a capital contribution until proper information has been provided, and any funds received will be returned without interest to the account from which the such funds were originally debited.

    The Funds also reserve the right to refuse to make nay distribution to an investor otherwise than to the account from which the corresponding capital contribution was paid if the Funds suspect or are advised that the payment of any distribution of moneys to such Member might result in a breach or violation of any applicable anti-money laundering or other laws or regulations by any person in any relevant jurisdiction, or such refusal is considered necessary or appropriate to ensure the compliance by the Funds with any such laws or regulations in any relevant jurisdiction.

    No initial subscription for Units will be accepted by the Board until a validly executed suitability form is on file with the Fund and the Fund is in receipt of cleared funds. The Board reserves the right to reject any subscription, in whole or in part, in its sole discretion. Funds not received and cleared prior to the subscription date cannot be invested until the following subscription date.

No Right of Redemption

    No Member or other person holding Units has the right to require any Fund to redeem a Unit. No public market exists for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Funds, as described below.

Repurchases of Units

    The Managers of each Fund, from time to time and in their complete and exclusive discretion, may determine to cause the Fund to repurchase Units from Members, including the Advisor, pursuant to written tenders by Members on such terms and conditions as the Managers may determine. In determining whether a Fund should repurchase Units from Members pursuant to written tenders, the Managers will consider the recommendation of the Advisor. The Advisor expects that it generally will recommend to the Managers that each Fund offer to repurchase Units from Members two times each year, in June and December. The Managers of each Fund also will consider the following factors, among others, in making such determination:

    -- whether any Members have requested to tender Units to such Fund;

    --   the liquidity of such Fund's assets;

    -- the investment plans and working capital requirements of such Fund;

    -- the relative economies of scale with respect to the size of such Fund;

    --   the history of such Fund in repurchasing Units;

    --   the condition of the securities markets; and

    -- the anticipated tax consequences of any proposed repurchases of Units.

    The Managers will determine that a Fund repurchase Units from Members pursuant to written tenders only on terms they determine to be fair to such Fund and to all Members or persons holding Units acquired from Members. When the Managers determine that a Fund will repurchase Units, notice will be provided to each Member of such Fund describing the terms of the offer, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity.
It is expected that such notice will be provided to Members of each Fund not less than 45 days prior to the date of such repurchase, and that Members wishing to accept such offer will be required to accept such offer not less than 15 days prior to the date of such repurchase (although it may be more).

    The Limited Liability Company Agreement of each Fund provides that a Fund shall be dissolved if the Units of any Member that has submitted a written request to tender all of the Units held by such Member for repurchase by such Fund has not been repurchased within a period of two years of such request.

    Repurchases of Units from Members by a Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value, and will be effective after receipt by such Fund of all eligible written tenders of Units from Members. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's capital account or portion thereof based on the net asset value of such Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Member's capital account as of such date. Payment of the purchase price pursuant to a tender of Units will consist of, first, cash and/or securities traded on an established securities exchange, valued at net asset value in accordance with the Limited Liability Company Agreement of each Fund and distributed to tendering Members on a pro rata basis, in an aggregate amount equal to at least 90% of the estimated unaudited net asset value of the Units tendered, determined as of the effective date of the repurchase. Payment of such amount will be made promptly after the effective date of the repurchase (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest, is not transferable and entitles the holder thereof to a contingent payment equal to the difference of
(a) the net asset value of the Units tendered over (b) the cash payment. The promissory note will be delivered to the tendering Member promptly after the expiration date, will be payable in cash, and will generally be payable within 30 days after the effective date of the repurchase (but in no event shall such note be payable later than immediately following the conclusion of the relevant Fund's annual audit).

    The repurchase of Units by each Fund is subject to regulatory requirements imposed by the SEC. Each Fund believes that the repurchase procedures described above comply with such requirements; however, in the event that modification of these procedures is required, the Board of Managers of each Fund will adopt revised repurchase procedures as necessary in order to ensure the Funds' compliance with applicable regulations.

    The Funds do not impose any charges on a repurchase of Units, although they may allocate to tendering Members withdrawal or similar charges imposed by Portfolio Funds that are not advised by a Sub-Advisor if the Board determined to withdraw from the Portfolio Fund as a result of a tender and such a charge was imposed on a Fund.

    Each Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes payable to former Members. Payment for repurchased Units may require a Fund to liquidate portfolio holdings earlier than the Board otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Funds' portfolio turnover. The Board intends to take measures to attempt to avoid or minimize such potential losses and turnover.

    Each Fund may repurchase Units of a Member or any person acquiring Units from or through a Member if:

    -- such Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

    -- ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Unit under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United
         States or any other relevant jurisdiction;

    -- continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Advisor, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

    -- any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

    -- it would be in the best interests of the Fund for the Fund to repurchase such an interest.

Transfers of Units

    No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Board of any proposed transfer must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the Securities Act, that the proposed transferee meets any requirements imposed by the Funds with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances,
(i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of the Advisor and its affiliates, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a Qualified Purchaser, and must be accompanied by a properly completed subscription agreement. In addition to the foregoing, no Member will be permitted to transfer any Units unless after such transfer the balance of the capital account of the transferee, and any Member transferring less than its entire number of Units, is at least equal to the amount of the Member's initial capital contribution.

    Any transferee meeting the eligibility requirements that acquires Units of a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Limited Liability Company Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the Limited Liability Company Agreement.
If a Member transfers Units with the approval of the Board, under the policies established by the Managers, the Board will promptly take all necessary actions to admit such transferee or successor to such Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by such Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, that Fund reserves the right to redeem its Units.

    By subscribing for Units of a Fund, each Member has agreed to indemnify and hold harmless that Fund, its Managers, the Advisor, each other Member of such Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

    The Advisor may not transfer its interest as an Advisor, except to a person who has agreed to be bound by all of the terms of the Limited Liability Company Agreement and pursuant to applicable law.

----------------------------------------------------------------
                           TAX ASPECTS
----------------------------------------------------------------

    The following is a summary of certain aspects of the Federal income taxation of the Funds and their Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the "IRS") or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any tax issues other than the characterization of each of the Funds as a partnership for Federal income tax purposes, and there can be no assurance that the Service will agree with or that a court will sustain the positions discussed herein.

    This summary only discusses certain aspects of the Federal income tax treatment of the Funds and is based upon the Code, judicial decisions, existing, temporary and proposed Treasury Regulations (the "Regulations") and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretation, possibly with retroactive effect. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Funds. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire Units other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

    EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX
ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL
AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

    In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Private Placement Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of one or more of the Funds is consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Units.

Classification of the Funds

    The Funds have received an opinion of Seward & Kissel LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, each Fund will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

    Under the Code, certain "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market or the substantial equivalent thereof. Counsel to the Funds has rendered its opinion that, under a "facts and circumstances" test contained in the Regulations, and based upon the anticipated operations of the Funds, Units will not be readily tradable on a secondary market or the substantial equivalent thereof, and, therefore, the Funds should not be treated as publicly traded partnerships taxable as a corporation.

    The opinion of counsel described above, however, is not binding on the IRS or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members of the Fund to the extent of the Fund's current or accumulated earnings and profits; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

    As partnerships for tax purposes, the Funds are not themselves subject to Federal income tax. Each Member of a Fund will be taxed upon his or her distributive share of each item of the Fund's income, gain, loss and deductions allocated to such Member (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Member's taxable year. Each item will have the same character to a Member, and will generally have the same source (either United States or foreign), as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, the Funds or Members receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Funds.

Tax Elections and Returns; Tax Audits

    The Advisor decides how to report all Fund items of income, gain, loss or deduction on each Fund's tax returns, and makes all tax elections on behalf of each Fund. All Members are required under the Code to treat all Fund items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In the event the income tax return of any Fund is audited by the IRS, the tax treatment of the Fund's income and deductions generally is determined at the entity level in a single proceeding rather than by individual audits of the Members. The Advisor is designated as the "Tax Matters Partner" for each Fund, and has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. The Advisor also has the authority to bind Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

    A Member receiving a cash liquidating distribution from a Fund in connection with a complete withdrawal from such Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in his or her Units. Such capital gain or loss will be short-term or long-term depending upon the Member's holding period for his or her Units. However, a withdrawing Member of a Fund will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" and "substantially appreciated inventory items" exceeds the Member's basis in such unrealized receivables and substantially appreciated inventory items, respectively, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by such Fund will be treated as an unrealized receivable with respect to the withdrawing Member. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in his or her Units.

    A Fund may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Member to the extent the withdrawing Member's liquidating distribution would otherwise exceed the withdrawing Member's adjusted tax basis in his or her Units. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in a Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which the Member receives a liquidating distribution upon withdrawal. There can be no assurance that the

IRS would accept such a special allocation. If the special allocation were successfully challenged by the IRS, the Fund's gains allocable to the remaining Members would be increased.

    Distributions of property other than cash, whether in complete or partial liquidation of a Member's Units, generally will not result in the recognition of taxable income or loss to the Member, except to the extent such distribution is treated as made in exchange for such Member's share of the relevant Fund's unrealized receivables.

Tax Treatment of Fund Investments

    General. Each Fund, through the Portfolio Funds, expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

    Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to certain exceptions, the Funds expect that the gains and losses from their securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. The Funds will also realize ordinary income from interest and dividends on securities and other sources.

    The maximum ordinary income tax rate for individuals is 38.6%, and the maximum individual income tax rate for long-term capital gains is generally 20%, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions or the application of "alternative minimum tax" rules. See "Limitations on Deductibility of Interest" and "Deductibility of Investment Expenses" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses generally may be carried back three years, subject to certain limitations, and carried forward five years.

    Limitations on Deductibility of Interest. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

    For purposes of this provision, the Funds' activities likely will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a non-corporate Member's share of the interest and short sale expenses attributable to the Funds' operation. In such case, a non-corporate Member would be denied a deduction for all or part of that portion of his or her distributive share of the Funds' ordinary losses attributable to interest and short sale expenses unless he or she had sufficient investment income from all sources (including the relevant Fund). A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Member on money borrowed to finance his or her investment in a Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

    Deductibility of Investment Expenses. Investment expenses (e.g., investment advisory fees) of an individual, trust and estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2002, $137,300, or $68,650 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a non-corporate taxpayer in calculating his or her alternative minimum tax liability.

    Each Fund intends to take the position on its Federal income tax return that (i) a non-corporate Member may deduct his share of the expenses of the Portfolio Funds that are traders in securities without regard to these limitations on deductibility, and (ii) a non-corporate Member's share of the expenses of the Portfolio Funds that are investors in securities are subject to these limitations. Each Fund also will be required to determine whether expenses it incurs directly (e.g., the Management Fee) are investment expenses subject to these limitations. Although the Funds intend to treat the trade or business related expenses and any performance-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the IRS may not treat such items as investment expenses which are subject to the limitations. The consequences of these limitations will vary depending upon the particular tax situation of each Member. Accordingly, non-corporate Members should consult their tax advisers with respect to the application of these limitations.

    Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Funds' securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of income and gain from the Funds. Income or loss attributable to investments in partnerships engaged in a trade or business (other than trading securities) may constitute passive activity income or loss.

    Phantom Income from Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), certain investments by the Funds through the Portfolio Funds in certain foreign corporations may cause a Member to (i) pay an interest charge on income or gains by a Fund that are deemed as having been deferred or (ii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term capital gain.

Foreign Taxes

    It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

    The Funds will inform Members of their proportionate share of the foreign taxes paid or incurred by the Funds that Members will be required to include in their income. The Members generally will be entitled to claim either a credit, subject to the limitations discussed below, and provided that, in the case of dividends, the foreign stock is held for the requisite holding period, or, if they itemize their deductions, a deduction, subject to the limitations generally applicable to deductions, for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Member's federal tax, before the credit, attributable to the Member's total foreign source taxable income. A Member's share of dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a limited liability company, the determining factor is the residence of the Member. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Member that is a U.S. resident will be treated as derived from U.S. sources, even though the securities are sold in foreign countries. However, in certain circumstances, securities losses realized by a U.S. resident are recharacterized as foreign source to the extent of certain dividends and other deemed inclusions of income previously taken into account by that U.S. resident. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

    The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals.

    Furthermore, for foreign tax credit limitation purposes, the amount of a Member's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which generally will reduce the foreign source income of any


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

Member who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Funds will be treated as owned by the investors in the Funds and indebtedness incurred by the Funds will be treated as incurred by investors in the Funds. Because of these limitations, Members may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Funds. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Member, Members are advised to consult their own tax advisers.

Tax-Exempt Investors

    Unrelated Business Taxable Income. Investors which are tax-exempt entities, including Individual Retirement Accounts, 401(k) Plans, Keogh Plans or Employee Benefit Plans, may be required to make tax payments, including estimated tax payments, and file an income tax return for any taxable year in which such tax-exempt entity is an investor in a Fund.

    Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.

    This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is not substantially related to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition.

    The Funds, through the Portfolio Funds, expect to incur "acquisition indebtedness" with respect to certain transactions, such as the purchase of securities on margin. The calculation of each Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Portfolio Funds from time to time. Also, the Funds may, directly or indirectly, invest in an entity that is engaged in a trade or business (other than securities trading) and is classified for U.S. tax purposes as a partnership. Accordingly, it is impossible to predict what percentage of each Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Funds which is treated as UBTI may not be offset by losses of the exempt organization either from the Funds or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

    To the extent that the Funds generate UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. Each Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Funds for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Funds is highly complex, and there is no assurance that the Funds' calculation of UBTI will be accepted by the IRS.

    A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Funds. See "ERISA Considerations."

    Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected return (including both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

    In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out


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

the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that Units are nonfunctionally related assets could conceivably cause cash flow problems for a prospective Member which is a private foundation.

    In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Funds by a private foundation. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Units in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the relevant Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that each Fund will meet this 95% gross income test.

    A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

    Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

    Endowment Funds. Portfolio Managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

    In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Funds. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining the Member's reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident.

    A partnership in which a Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction which will subject to tax a Member's share of such Fund's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

    The Advisor conducts business in New York City. As a result, the Funds may be deemed to be doing business in New York State and City. Although the Funds themselves should not be subject to New York State or City taxation, certain investors could in certain circumstances become subject to New York State and City taxation as a result of an investment in the Funds.

    It is the responsibility of each prospective investor to satisfy himself as to, among other things, the legal and tax consequences of an investment in a Fund under state law, including the laws of the state(s) of his domicile and his residence, by obtaining advice from his own tax counsel or other adviser, and to file all appropriate tax returns that may be required.

----------------------------------------------------------------
                      ERISA CONSIDERATIONS
----------------------------------------------------------------

    Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of
Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Funds.

    ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA

Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in any of the Funds, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches the fiduciary's responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

    Because the Funds are registered as investment companies under the 1940 Act, the underlying assets of the Funds are not considered to be "plan assets" of the ERISA Plans investing in the Funds for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Advisor is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the Funds.

    The Board will require a Benefit Plan which proposes to invest in any of the Funds to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objectives, policies and strategies, and that the decision to invest plan assets in a Fund was made by the fiduciaries of the Benefit Plan with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

    Certain prospective Benefit Plan investors may currently maintain relationships with the Advisor or other entities which are affiliated with the Advisor. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Funds is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Funds was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Funds.

    The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Private Placement Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

----------------------------------------------------------------
         SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT
----------------------------------------------------------------


    The following is a summary description of additional items and of select provisions of the Limited Liability Company Agreements which are not described elsewhere in this Private Placement Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Limited Liability Company Agreements.

Liability of Members

    Pursuant to applicable Delaware law, Members generally are not personally liable for obligations of a Fund unless, in addition to the exercise of their rights and powers as Members, they participate in the control of the business of that Fund.
Any such Member would be liable only to persons who transact business with such Fund reasonably believing, based on such Member's conduct, that the Member is a managing member. Under the terms of the Limited Liability Company Agreements, the Members do not have the right to take part in the control of the Funds, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Funds' business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Funds are subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Members.

    Under Delaware law and the Limited Liability Company Agreement, each Member may be liable up to the amount of any contributions to the capital of a Fund (plus any accretions in value thereto prior to withdrawal) and a Member may be obligated to make certain other payments provided for in the Limited Liability Company Agreement and to return to the relevant Fund amounts wrongfully distributed to him.

Duty of Care of the Advisor

    The Limited Liability Company Agreements provide that the Advisor shall not be liable to the Funds or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Advisor's services as Advisor in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Advisor's office. The Limited Liability Company Agreements also contain provisions for the indemnification, to the extent permitted by law, of the Advisor by the Funds, but not by the Members individually, against any liability and expense to which the Advisor may be liable as Advisor which arise in connection with the performance of its activities on behalf of the Funds. The Advisor will not be personally liable to any Member for the repayment of any positive balance in such Member's capital account or for contributions by such Member to the capital of a Fund or by reason of any change in the Federal or state income tax laws applicable to such Fund or its investors. The rights of indemnification and exculpation provided under the Limited Liability Company Agreement do not provide for indemnification of the Advisor for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Limited Liability Company Agreement

    Each Limited Liability Company Agreement may be amended with the approval of (i) the Managers, including a majority of the Independent Managers, if required by the 1940 Act, (ii) the Advisor, or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the relevant Fund. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Members adversely affected thereby or unless each Member has received notice of such amendment and any Member objecting to such amendment has been allowed a reasonable opportunity to tender all of his or her Units for repurchase by such Fund. However, the Board may at any time, without the consent of the Members of a Fund, amend the Limited Liability Company Agreement to (i) restate the Limited Liability Company Agreement, (ii) effect compliance with any applicable law or regulation, or (iii) make such changes as may be necessary to assure such Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

Power of Attorney

    By subscribing for an Interest, each Member will appoint the Advisor and each of the Managers its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the relevant Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in such Fund or the relevant Limited Liability Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of such Fund.

    The power-of-attorney granted in the Limited Liability Company Agreements is a special power-of-attorney coupled with an interest in favor of the Advisor and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a periodic repurchase or transferred to one or more transferees that have been approved by the Board for admission to the relevant Fund as substitute Members.

Term, Dissolution and Liquidation

    A Fund will be dissolved:

    --   upon the affirmative vote to dissolve such Fund by both
         (1) the Managers and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

    -- upon either of (1) an election by the Advisor to dissolve such Fund or (2) the termination of the Advisor's status as an adviser of such Fund (other than as a result of a transfer as provided in the Limited Liability Company Agreement), unless (A) as to clause
         (2) above, there is at least one other adviser of such Fund who is authorized to and does carry on the business of such Fund, and (B) as to either event both the Managers and Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members shall elect within 60 days after such event to continue the business of such Fund and a person to be admitted to such Fund, effective as of the date of such event, as an additional Advisor has agreed to make such contributions to the capital of such Fund as are required to be made in the Limited Liability Company Agreement;

    -- upon the failure of Members to elect successor Managers at a meeting called by the Advisor when no Manager remains; or

    --   as required by operation of law.

    Upon the occurrence of any event of dissolution with respect to any Fund, the Board, or a liquidator, if the Board is unable to perform this function, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

    Upon the dissolution of a Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of such Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Disputes

    Under the Limited Liability Company Agreement, all controversies among Members or between Members and the Funds are required to be submitted to arbitration in New York City, in accordance with the commercial arbitration rules of the American Arbitration Association. The arbitration award shall be final and binding on the parties, and the Members are required to waive their right to seek remedies in court, including the right to a jury trial. Pre-arbitration discovery is different from and is generally more limited than court proceedings, the arbitrators' award is not required to include factual findings or legal reasoning, and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited. Although U.S. courts have determined that claimants may be required to arbitrate disputes under certain federal securities laws, U.S.

courts have not determined whether or not claimants may be required to arbitrate disputes under the 1940 Act.

Reports to Members

    Each Fund will furnish to its Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send to its Members a semi-annual unaudited report and an audited annual report, in each case prepared in accordance with U.S. generally accepted accounting principles, within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from each Fund regarding such Fund's operations during such period also will be sent to Members.

    Each Fund files semi-annual reports containing unaudited financial statements and annual reports containing audited financial statements within sixty (60) days of the end of its second fiscal quarter and fiscal year, respectively, with the SEC.

Fiscal Year and Tax Year

    Each Fund's fiscal year ends on March 31; the tax year for each Fund ends on [December 31].

Accountants and Legal Counsel

    [______________], with a principal place of business at [______________], serves as the independent public accountants of the Funds.

    Seward & Kissel LLP, One Battery Park Plaza, New York, New
York 10004, acts as counsel to each of the Funds in connection with the offering of Units. Seward & Kissel LLP also acts as counsel to the Advisor and its affiliates.

Custodian

    _____________ (the "Custodian") serves as the primary custodian of the assets of the Funds and the Portfolio Funds managed by the Sub-Advisors, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Managers. Assets of the Funds and Portfolio Funds are not held by the Advisor or Sub-Advisors, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [______________].

Inquiries

    Inquiries concerning the Funds and Units in the Funds, including information concerning subscription and withdrawal procedures, should be directed to:

                     Torrey Associates, LLC
                         505 Park Avenue
                           Fifth Floor
                    New York, New York 10022
                    Telephone: (212) 644-7800
                    Facsimile: (212) 644-8333
               For additional information contact:
                        [______________]

                            * * * * *

    All potential investors in the Funds are encouraged to consult appropriate legal and tax counsel.

PART C

                        OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

1.    Financial Statements

As Registrant has no assets, financial statements are omitted.

2.    Exhibits

(a) Certificate of Formation of Limited Liability Company filed with the Delaware State Department on March 25, 2002.

(b)   Limited Liability Company Agreement, dated March 28, 2002.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)   Not applicable.

(g)   Investment Advisory Agreement between the Company and the
      Advisor (to be filed by subsequent amendment).

(h)   Not applicable.

(i)   Not applicable.

(j) Custody Agreement between the Company and the Custodian (to be filed by subsequent amendment).

(k) Administration Agreement between the Company and the Administrator (to be filed by subsequent amendment).

(l)   Not applicable.

(m)   Not applicable.

(n)   Not applicable.

(o)   Not applicable.

(p)   Not applicable.

(q)   Not applicable.

(r)(1)Code of Ethics for the Registrant (to be filed by subsequent amendment).

(r)(2)Code of Ethics of the Advisor (to be filed by subsequent amendment).

(s) Other Exhibits: Powers of Attorney (to be filed by subsequent amendment).

Item 25.  Marketing Arrangements

Not applicable.

Item 26.  Other Expenses of Issuance and Distribution
(To be filed by subsequent amendment.)

Registration fees                                           $[__]
Printing                                                    $[__]
Fees and expenses of qualifications under
state securities laws (including fees of counsel)           $[__]
Legal fees and expenses                                     $[__]
Auditing fees and expenses                                  $[__]
Placement Agent fees and expenses                           $[__]
Miscellaneous                                               $[__]

Item 27.  Persons Controlled by or Under Common Control

      Not applicable

Item 28.  Number of Holders of Securities

      Not applicable.

Item 29.  Indemnification

      It is the Registrant's policy to indemnify its Managers to the maximum extent permitted by law, as set forth in Section 3.7 of the Registrant's Limited Liability Company Agreement to be filed by subsequent amendment.

Item 30.  Business and Other Connections of Alliance

      The description of Torrey Associates, LLC and its directors and officers under the caption "The Advisor" in the Offering
Memorandum is incorporated by reference herein.

Item 31.  Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained principally at the offices of Torrey Associates, LLC, 505 Park Avenue, Fifth Floor,
New York, New York 10022.

Item 32.  Management Services

Not Applicable

Item 33.  Undertakings

Not Applicable

                           SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of March, 2002.

                             Torrey Multi-Strategy Partners, LLC

                             By: Torrey Associates, LLC,
                                   Initial Manager

                             By: /s/  James A. Torrey
                                 ------------------------
                                 James A. Torrey
                                 Chairman and Chief Executive
                                 Officer

                          EXHIBIT INDEX

Exhibit                      Description of Exhibit

(a)                          Certificate of Formation of
                             Limited Liability Company

(b)                          Limited Liability Company Agreement













































                               C-5
80350020.AA9